                                                                  EXECUTION COPY

                               SECURITY AGREEMENT

                               Dated June 28, 2004

                                      From

                         The Grantors referred to herein

                                   as Grantors

                                       to

                             BANK OF AMERICA, N.A.,

                               as Collateral Agent

                          T A B L E  O F  C O N T E N T S

SECTION                                                                                                 PAGE

Section 8.    Maintaining Electronic Chattel Paper, Transferable Records and Letter-of-Credit Rights

Section 13.   Post-Closing Changes; Bailees; Collections on Assigned Agreements, Receivables and

Schedules I     -     Location, Chief Executive Office, Place Where Agreements Are Maintained, Type Of
                      Organization, Jurisdiction Of Organization And Organizational Identification Number
Schedule II     -     Pledged Equity and Pledged Debt
Schedule III    -     Assigned Agreements
Schedule IV     -     Locations of Equipment and Inventory
Schedule V      -     Changes in Name, Location, Etc.
Schedule VI     -     Patents, Trademarks and Trade Names, Copyrights and IP Agreements
Schedule VII    -     Account Collateral
Schedule VIII   -     Account Collateral not Subject to Account Control Agreement
Schedule IX     -     Commercial Tort Claims
Schedule X      -     Letters of Credit

Exhibits

Exhibit A       -     Form of Security Agreement Supplement
Exhibit B       -     Form of Account Control Agreement (Deposit Account/Securities
Account)
Exhibit C       -     Form of Securities Account Control Agreement
Exhibit D       -     Form of Intellectual Property Security Agreement
Exhibit E       -     Form of Intellectual Property Security Agreement Supplement
Exhibit F       -     Form of Consent to Assignment of Letter of Credit Rights

                                       ii

                               SECURITY AGREEMENT

                  SECURITY AGREEMENT dated June 28, 2004 made by Ames True
Temper, Inc., a Delaware corporation (the "BORROWER"), the other Persons listed on the signature pages hereof and the Additional Grantors (as defined in Section
24) (the Borrower, the Persons so listed and the Additional Grantors being, collectively, the "GRANTORS"), to Bank of America, N.A., as collateral agent (in such capacity, together with any successor collateral agent appointed pursuant to Article X of the Credit Agreement (as hereinafter defined), the "COLLATERAL
AGENT") for the Secured Parties (as defined in the Credit Agreement).

                  PRELIMINARY STATEMENTS.

                  (1) The Borrower has entered into a Credit Agreement dated as of June 28, 2004 (said Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the
"CREDIT AGREEMENT") with ATT Holdings Co., a Delaware corporation, as Guarantor, the Lenders and the Agents (each as defined therein).

                  (2) Pursuant to the Credit Agreement, the Grantors are
entering into this Agreement in order to grant to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in the Collateral (as hereinafter defined).

                  (3) Each Grantor is the owner of (a) the shares of stock or other Equity Interests (the "INITIAL PLEDGED EQUITY") set forth opposite such
Grantor's name on and as otherwise described in Part I of Schedule II hereto and issued by the Persons named therein and (b) the indebtedness (the "INITIAL
PLEDGED DEBT") set forth opposite such Grantor's name on and as otherwise described in Part II of Schedule II hereto and issued by the obligors named therein.

                  (4) The Borrower has security entitlements (the "PLEDGED
SECURITY ENTITLEMENTS") with respect to all the financial assets (the "PLEDGED
FINANCIAL ASSETS") credited from time to time to the Borrower's account, Account
No. 2000011218384 (the "SECURITIES ACCOUNT"), with Wachovia Bank, National
Association at its office at 600 Penn Street, Third Floor, Reading, Pennsylvania
19603.

                  (5) The Borrower has opened a cash concentration deposit
account, Account No. 2000590001449 (the "CASH CONCENTRATION ACCOUNT"), with
Wachovia Bank, National Association at its office at 600 Penn Street, Third
Floor, Reading, Pennsylvania, 19603, in the name of the Borrower.

                  (6) The Borrower has opened other deposit accounts (the "OTHER
DEPOSIT ACCOUNTS") with banks, in the name of the Borrower and subject to the terms of this Agreement, as described in Schedule VII hereto.

                  (7) The Borrower is the beneficiary under certain letters of credit as described in Schedule X.

                  (8) It is a condition precedent to the making of Loans by the
Lenders and the issuance of Letters of Credit by the L/C Issuer under the Credit
Agreement and the entry into

Secured Hedge Agreements by the Hedge Banks from time to time that the Grantors shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

                  (9) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents.

                  (10) Terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit
Agreement. Further, unless otherwise defined in this Agreement or in the Credit
Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) and/or in the Federal Book Entry Regulations (as defined below) are used in this
Agreement as such terms are defined in such Article 8 or 9 and/or the Federal
Book Entry Regulations. "UCC" means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, "UCC" means the Uniform
Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. The term "FEDERAL BOOK ENTRY
REGULATIONS" means (a) the federal regulations contained in Subpart B
("Treasury/Reserve Automated Debt Entry System (TRADES)") governing book-entry securities consisting of U.S. Treasury bonds, notes and bills and Subpart D
("ADDITIONAL PROVISIONS") of 31 C.F.R. Part 357, 31 C.F.R. ss. 357.2, ss. 357.10
through ss. 357.14 and ss. 357.41 through ss. 357.44 and (b) to the extent substantially identical to the federal regulations referred to in clause (a)
above (as in effect from time to time), the federal regulations governing other book-entry securities.

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans and the L/C Issuer to issue Letters of
Credit under the Credit Agreement and to induce the Hedge Banks to enter into
Secured Hedge Agreements from time to time, each Grantor hereby agrees with the
Collateral Agent for the ratable benefit of the Secured Parties as follows:

                  Section 1. Grant of Security. Each Grantor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, such Grantor's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "COLLATERAL"):

                  (a) all equipment in all of its forms, including, without
         limitation, all machinery, tools, motor vehicles, vessels, aircraft, furniture and fixtures, and all parts thereof and all accessions thereto and all software related thereto, including, without limitation, software that is embedded in and is part of the equipment
         (any and all such property being the "EQUIPMENT");

                  (b) all inventory in all of its forms, including, without
         limitation, (i) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which such

         Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Grantor), and all accessions thereto and products thereof and documents therefor, and all software related thereto, including, without limitation, software that is embedded in and is part of the inventory (any and all such property being the "INVENTORY");

                  (c) all accounts (including, without limitation,
         health-care-insurance receivables), chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper), instruments (including, without limitation, promissory notes), deposit accounts, letter-of-credit rights, general intangibles (including, without limitation, payment intangibles) and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, Liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property (any and all of such accounts, chattel paper, instruments, deposit accounts, letter-of-credit rights, general intangibles and other obligations, to the extent not referred to in clause (d), (e) or (f) below, being the
         "RECEIVABLES", and any and all such supporting obligations, security agreements, mortgages, Liens, leases, letters of credit and other contracts being the "RELATED CONTRACTS");

                  (d) the following (the "SECURITY COLLATERAL"):

                       (i) the Initial Pledged Equity and the certificates, if
                  any, representing the Initial Pledged Equity, and all
                  dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription
                  warrants, rights or options issued thereon or with respect thereto;

                       (ii) the Initial Pledged Debt and the instruments, if
                  any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time
                  received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt;

                       (iii) all additional shares of stock and other Equity
                  Interests from time to time acquired by such Grantor in any manner (such shares and other Equity Interests, together with the Initial Pledged Equity, being the "PLEDGED EQUITY"), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all subscription warrants, rights or options issued thereon or with respect thereto; provided however, that none of the Grantors shall be required to pledge
                  (and the Grantors shall be deemed not to have pledged, and such capital stock and other Equity Interests shall not be deemed to constitute "Security Collateral" or

                  "Pledged Equity") any capital stock or other equity interest in any Subsidiary of such Grantor that is not organized under the laws of any state of the United States of America or the
                  District of Columbia that constitutes a "controlled foreign corporation" under Section 957 of the Internal Revenue Code of
                  1986, as amended from time to time, (a "CFC") owned or
                  otherwise held thereby which, when aggregated with all of the other capital stock or other equity interests in such CFC
                  pledged by such Grantor and the other Grantors, would result in more than 66% of the capital stock or other equity
                  interests in such CFC entitled to vote (within the meaning of
                  Treasury Regulation Section 1.956-2(c)(2) promulgated under the Internal Revenue Code) (the "VOTING EQUITY INTERESTS")
                  being pledged to the Collateral Agent, on behalf of the
                  Secured Parties, under this Agreement (although all of the capital stock or other equity interests in such CFC not
                  entitled to vote (within the meaning of Treasury Regulation
                  Section 1.956-2(c)(2) promulgated under the Internal Revenue
                  Code) (the "NON-VOTING EQUITY INTERESTS") shall be pledged by each of the Grantors that owns or otherwise holds any such
                  Non-Voting Equity Interest therein); provided that, if such
                  CFC ceases to constitute a "controlled foreign corporation"
                  under Section 957 of the Internal Revenue Code, as amended from time to time, or if, as a result of any change in the tax laws of the United States of America after the date of this
                  Agreement, the pledge by such Grantor of any additional
                  capital stock or other equity interests in any such CFC to the
                  Collateral Agent, on behalf of the Secured Parties, under this
                  Agreement would not result in an increase in the aggregate net consolidated tax liabilities of such Grantor, then, promptly after the change in such laws, all such additional capital stock or other equity interests shall be so pledged forthwith under this Agreement;

                       (iv) all additional indebtedness from time to time owed
                  to such Grantor (such indebtedness, together with the Initial
                  Pledged Debt, being the "PLEDGED DEBT"; and, such Pledged
                  Debt, together with the Pledged Equity, the "PLEDGED
                  INTERESTS") and the instruments, if any, evidencing such
                  indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

                       (v) the Securities Account, all Pledged Security
                  Entitlements with respect to all Pledged Financial Assets from time to time credited to the Securities Account, and all
                  Pledged Financial Assets, and all dividends, distributions, return of capital, interest, cash, instruments and other
                  property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Security Entitlements or such Pledged Financial
                  Assets and all subscription warrants, rights or options issued thereon or with respect thereto;

                       (vi) subject to the first proviso in clause (d)(iii)
                  above, all other investment property (including, without
                  limitation, all (A) securities, whether certificated or
                  uncertificated, (B) security entitlements, (C) securities
                  accounts, (D) commodity contracts and (E) commodity accounts)
                  in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any

                  manner, and the certificates or instruments, if any,
                  representing or evidencing such investment property, and all dividends, distributions, return of capital, interest,
                  distributions, value, cash, instruments and other property from time to time received, receivable or otherwise
                  distributed in respect of or in exchange for any or all of such investment property and all subscription warrants, rights or options issued thereon or with respect thereto;

                  (e) each of the agreements listed on Schedule III hereto, the
         IP Agreements (as hereinafter defined), and each Hedge Agreement to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the "ASSIGNED
         AGREEMENTS"), including, without limitation, (i) all rights of such
         Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned
         Agreements and (iv) the right of such Grantor to terminate the Assigned
         Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "AGREEMENT COLLATERAL");

                  (f) the following (collectively, the "ACCOUNT COLLATERAL"):

                       (i) the L/C Collateral Account (as hereafter defined),
                  the Cash Concentration Account and the Other Deposit Accounts
                  and all funds and financial assets from time to time credited thereto (including, without limitation, all Cash Equivalents), all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or
                  otherwise distributed in respect of or in exchange for any or all of such funds and financial assets, and all certificates and instruments, if any, from time to time representing or evidencing the L/C Collateral Account, the Cash Concentration
                  Account and the Other Deposit Accounts;

                       (ii) all promissory notes, certificates of deposit,
                  deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral
                  Agent for or on behalf of such Grantor, including, without limitation, those delivered or possessed in substitution for or in addition to any or all of the then existing Account
                  Collateral; and

                       (iii) all interest, dividends, distributions, cash,
                  instruments and other property from time to time received, receivable or otherwise distributed in respect of or in
                  exchange for any or all of the then existing Account
                  Collateral; and

                  (g) the following (collectively, the "INTELLECTUAL PROPERTY
         COLLATERAL"):

                       (i) all patents, patent applications, utility models and
                  statutory invention registrations, all inventions claimed or disclosed therein and all improvements thereto ("PATENTS");

                       (ii) all trademarks, service marks, any trademark rights
                  in domain names (but excluding the registration for the domain name) trade dress, logos, designs, slogans, trade names,
                  business names, corporate names and other source identifiers, whether registered or unregistered (provided that no security interest shall be granted in United States intent-to-use
                  trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such
                  intent-to-use trademark applications under applicable federal law), together, in each case, with the goodwill symbolized thereby ("TRADEMARKS");

                       (iii) all copyrights, including, without limitation,
                  copyrights in Computer Software (as hereinafter defined),
                  internet web sites and the content thereof, whether registered or unregistered ("COPYRIGHTS");

                       (iv) all computer software, programs and databases
                  (including, without limitation, source code, object code and all related applications and data files), firmware and
                  documentation and materials relating thereto, together with any and all maintenance rights, service rights, programming rights, hosting rights, test rights, improvement rights,
                  renewal rights and indemnification rights and any
                  substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing ("COMPUTER
                  SOFTWARE");

                       (v) all confidential and proprietary information,
                  including, without limitation, know-how, trade secrets,
                  manufacturing and production processes and techniques,
                  inventions, research and development information, databases and data, including, without limitation, technical data,
                  financial, marketing and business data, pricing and cost
                  information, business and marketing plans and customer and supplier lists and information (collectively, "TRADE
                  SECRETS"), and all other intellectual, industrial and
                  intangible property of any type, including, without
                  limitation, industrial designs and mask works;

                       (vi) all registrations and applications for registration
                  for any of the foregoing, including, without limitation, those registrations and applications for registration set forth in
                  Schedule VI hereto (as such Schedule VI may be supplemented from time to time by supplements to this Agreement, each such supplement being substantially in the form of Exhibit E hereto
                  (an "IP SECURITY AGREEMENT SUPPLEMENT") executed by such
                  Grantor to the Collateral Agent from time to time), together with all reissues, divisions, continuations,
                  continuations-in-part, extensions, renewals and reexaminations thereof;

                       (vii) all tangible embodiments of the foregoing, all
                  rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such
                  Grantor accruing thereunder or pertaining thereto;

                       (viii) all agreements, permits, consents, orders and
                  franchises relating to the license, development, use or
                  disclosure of any of the foregoing to which such

                  Grantor, now or hereafter, is a party or a beneficiary,
                  including, without limitation, the agreements set forth in
                  Schedule VI hereto ("IP AGREEMENTS"); and

                       (ix) any and all claims for damages and injunctive relief
                  for past, present and future infringement, dilution,
                  misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;

                  (h) all commercial tort claims described in Schedule IX hereto
         (collectively the "COMMERCIAL TORT CLAIMS COLLATERAL");

                  (i) all books and records (including, without limitation,
         customer lists, credit files, printouts and other computer output materials and records) of such Grantor pertaining to any of the
         Collateral; and

                  (j) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral
         (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses
         (a) through (i) of this Section 1 and this clause (j)) and, to the extent not otherwise included, all (A) payments under insurance
         (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, (B) tort claims, including, without limitation, all commercial tort claims and
         (C) cash.

                  (k) Notwithstanding anything herein to the contrary, in no event shall the security interest granted under this Section 1 hereof attach to (x) any lease, license, contract, property rights or agreement to which any Grantor is a party or any of its rights or interests thereunder if and for so long as (but only for so long as)
         the grant of such security interest shall (I) give any other party to such lease, license, contract, property rights or agreement the right to terminate its obligations thereunder, (II) constitute or result in the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (III) constitute or result in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions); or (y) in any of the outstanding Voting
         Foreign Stock of a Foreign Subsidiary in excess of 66% of the Voting
         Foreign Stock of such Foreign Subsidiary.

                  Section 2. Security for Obligations. This Agreement secures, in the case of each Grantor, the payment of all Obligations of such Grantor now or hereafter existing under the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the "SECURED
OBLIGATIONS").

                  Section 3. Grantors Remain Liable. Anything herein to the
contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements

included in such Grantor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this
Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and
(c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  Section 4. Delivery and Control of Security Collateral. (a)
All certificates or instruments representing or evidencing Security Collateral other than Pledged Debt in an aggregate principal amount of less than $500,000 shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. During the continuation of an Event of Default, the Collateral Agent shall have the right, at any time in its discretion and with notice to any Grantor, to (i) transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 15(a), (ii) exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations, and (iii) convert Security Collateral consisting of financial assets credited to the Securities Account to Security Collateral consisting of financial assets held directly by the Collateral Agent, and to convert Security Collateral consisting of financial assets held directly by the
Collateral Agent to Security Collateral consisting of financial assets credited to the Securities Account.

                  (b) With respect to any Security Collateral in which any
Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor will cause the issuer thereof either (i) to register the
Collateral Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that upon the occurrence and during the continuation of an Event of Default, such issuer will comply with instructions with respect to such security originated by the
Collateral Agent without further consent of such Grantor, such authenticated record to be in form and substance satisfactory to the Collateral Agent;
provided, that such instructions shall be withdrawn in the event such Event of
Default is no longer continuing. With respect to any Security Collateral in which any Grantor has any right, title or interest and that is not an uncertificated security, upon the request of the Collateral Agent upon the occurrence and during the continuance of an Event of Default, such Grantor will notify each such issuer of Pledged Equity that such Pledged Equity is subject to the security interest granted hereunder.

                  (c) With respect to any Security Collateral in which any
Grantor has any right, title or interest and that constitutes a security entitlement in which the Collateral Agent is not the entitlement holder, such
Grantor will cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Collateral Agent as the entitlement holder of such security entitlement against such securities intermediary or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that upon the occurrence and during the continuation of an
Event of Default such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Grantor has a security entitlement) originated by the Collateral Agent without further consent of such Grantor, such authenticated record to be in substantially the form of Exhibit C hereto or otherwise in form and substance reasonably satisfactory to the Collateral Agent (such agreement being a
"SECURITIES ACCOUNT CONTROL AGREEMENT").

                  (d) No Grantor will change or add any securities intermediary that maintains any securities account in which any of the Collateral is credited or carried, or change or add any such securities account, in each case without first complying with the above provisions of this Section 4 in order to perfect the security interest granted hereunder in such Collateral.

                  (f) Upon the request of the Collateral Agent upon the
occurrence and during the continuance of an Event of Default, such Grantor will notify each such issuer of Pledged Debt that such Pledged Debt is subject to the security interest granted hereunder.

                  Section 5. Maintaining the Account Collateral. So long as any
Loan or any other accrued Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding and not Cash
Collateralized, any Secured Hedge Agreement shall be in effect or any Lender
Party shall have any Commitment:

                  (a) Commencing on the date that is 90 days following the
         Closing Date (unless such date is extended by the Administrative Agent in accordance with Section 6.21 of the Credit Agreement), each Grantor will maintain all Account Collateral only with the Collateral Agent or with banks (the "PLEDGED ACCOUNT BANKS") that have agreed, in a record authenticated by the Grantor, the Collateral Agent and the Pledged
         Account Banks, to (i) upon (x) the occurrence and during the continuation of (A) an Event of Default under Section 9.01(a) of the
         Credit Agreement, or (B) a Default under Section 9.01(f) or (g) of the
         Credit Agreement, or (y) any action taken by the Administrative Agent pursuant to Section 9.02(b) of the Credit Agreement (a "SPECIFIED
         DEFAULT"), comply with instructions originated by the Collateral Agent directing the disposition of funds in the Account Collateral without the further consent of the Grantor and (ii) waive or subordinate in favor of the Collateral Agent all claims of the Pledged Account Banks
         (including, without limitation, claims by way of a security interest, lien or right of setoff or right of recoupment) to the Account
         Collateral, which authenticated record shall be substantially in the form of Exhibit B hereto, or shall otherwise be in form and substance reasonably satisfactory to the Collateral Agent (the "ACCOUNT CONTROL
         AGREEMENT"); provided, however, this Section 5(a) shall not apply to
         (i) Other Deposit Accounts listed in Schedule VIII hereto (the
         "EXCLUDED ACCOUNTS"), and (ii) Other Deposit Accounts to the extent the aggregate average daily balance of cash and Cash Equivalents held in all such Other Deposit Accounts in aggregate, as determined on a monthly basis, does not exceed $200,000.

                  (b) Each Grantor will upon the occurrence and during the
         continuation of a Specified Default, upon the written request of the
         Collateral Agent, (i) immediately instruct each Person obligated at any time to make any payment to such Grantor for any reason (an "OBLIGOR")
         to make such payment to an Other Deposit Account or the Cash
         Concentration Account and (ii) deposit in an Other Deposit Account or the Cash

         Concentration Account or pay to the Collateral Agent for deposit in the
         Cash Concentration Account or an Other Deposit Account, at the end of
         each Business Day, all proceeds of Collateral and all other cash of such Grantor.

                  (c) Each Grantor agrees that it will not add any bank that maintains a deposit account for such Grantor or open any new deposit account with any then existing Pledged Account Bank unless (i) the
         Collateral Agent shall have received at least 10 days' prior written notice of such additional bank or such new deposit account and (ii)
         subject to clause (a) above the Collateral Agent shall have received, in the case of a bank or Pledged Account Bank that is not the
         Collateral Agent, an Account Control Agreement authenticated by such new bank and such Grantor, or a supplement to an existing Account
         Control Agreement with such then existing Pledged Account Bank, covering such new deposit account (and, upon the receipt by the
         Collateral Agent of such Account Control Agreement or supplement,
         Schedule VII hereto shall be automatically amended to include such
         Other Deposit Account). Each Grantor agrees that it will not terminate any bank as a Pledged Account Bank or terminate any Account Collateral, except that the Grantor may terminate an Other Deposit Account, and terminate a bank as a Pledged Account Bank with respect to such Other
         Deposit Account, if it gives the Collateral Agent at least 5 Business
         Days' prior written notice of such termination (and, upon such termination, Schedule VII hereto shall be automatically amended to delete such Pledged Account Bank and Other Deposit Account).

                  (d) Upon any termination by a Grantor of any Other Deposit
         Account by such Grantor, or any Pledged Account Bank with respect thereto, such Grantor will immediately (i) transfer all funds and property held in such terminated Other Deposit Account to another Other
         Deposit Account listed in Schedule VII or to the Cash Concentration
         Account and (ii) notify all Obligors that were making payments to such
         Other Deposit Account to make all future payments to another Other
         Deposit Account listed in Schedule VII hereto or to the Cash
         Concentration Account, in each case so that the Collateral Agent shall have a continuously perfected security interest in such Account
         Collateral, funds and property. Each Grantor agrees to terminate any or all Account Collateral and Account Control Agreements upon request by the Collateral Agent after a Specified Default has occurred.

                  (e) So long as no Specified Default shall have occurred and be continuing, the Borrower may draw checks on, and otherwise withdraw amounts from, the Account Collateral.

                  (f) Upon the occurrence and during the continuance of a
         Specified Default, the Collateral Agent shall have sole right to direct the disposition of funds with respect to each of the Cash Concentration
         Account, the L/C Collateral Account and the Other Deposit Accounts; and
         it shall be a term and condition of each of the Cash Concentration
         Account, the L/C Collateral Account and the Other Deposit Accounts,
         notwithstanding any term or condition to the contrary in any other agreement relating to the Cash Concentration Account, the L/C
         Collateral Account or the Other Deposit Accounts, as the case may be, that upon delivery by the Collateral Agent of a written notice of sole control to a Pledged Account Bank upon the occurrence and during the continuation of a

                                       10

         Specified Default, that no amount (including, without limitation, interest on Cash Equivalents credited thereto) will be paid or released to or for the account of, or withdrawn by or for the account of, the
         Borrower or any other Person from the Cash Concentration Account, the
         L/C Collateral Account or the Other Deposit Accounts, as the case may
         be. Notwithstanding anything herein to the contrary, the Collateral
         Agent agrees not to (i) provide a notice of sole control to any Pledged
         Account Bank, or (ii) direct disposition or non-disposition of any
         Account Collateral by any Pledged Account Bank, unless and until a
         Specified Default has occurred and is continuing.

                  (g) Upon the occurrence and during the continuation of a
         Specified Default, the Collateral Agent may, at any time and without notice to, or consent from, the Grantor, (i) transfer, or direct the transfer of, funds from the Account Collateral to satisfy the Grantor's obligations under the Loan Documents and (ii) transfer, or direct the transfer of, funds from the Other Deposit Accounts to the Cash
         Concentration Account.

                  (h) Upon the request by the Collateral Agent at any time or as otherwise required in order to Cash Collateralize Letters of Credit pursuant to the Credit Agreement, the Borrower shall immediately open a letter of credit deposit account (the "L/C COLLATERAL ACCOUNT") with
         Bank of America, N.A. in the name of the Collateral Agent and under the sole control and dominion of the Collateral Agent and subject to this
         Agreement.

                  Section 6. Investing of Amounts in the L/C Collateral Account.
The Collateral Agent will, subject to the provisions of Sections 5, 7 and 22, from time to time (a) invest amounts received with respect to the L/C Collateral
Account in such Cash Equivalents credited to (A) the L/C Collateral Account, as the Borrower may select and the Collateral Agent may approve or (B) in the case of Cash Equivalents consisting of Securities Collateral, a securities account in which the Collateral Agent is the securities intermediary or a securities account subject to a Securities Account Control Agreement, and (b) invest interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents credited in the same manner. Interest and proceeds that are not invested or reinvested in Cash Equivalents as provided above shall be deposited and held in the L/C Collateral Account.

                  Section 7. Release of Amounts. So long as no Specified Default shall have occurred and be continuing, the Collateral Agent will pay and release to the Borrower or at its order or, at the request of the Borrower, to the
Administrative Agent to be applied to the Obligations of the Borrower under the
Loan Documents, such amount, if any, as is then on deposit in the L/C Collateral
Account, to the extent permitted to be released under the terms of the Credit
Agreement.

                  Section 8. Maintaining Electronic Chattel Paper, Transferable
Records and Letter-of-Credit Rights and Giving Notice of Commercial Tort Claims.
So long as any Loan or any other accrued Obligation of any Loan Party under any
Loan Document shall remain unpaid, any Letter of Credit shall be outstanding and not Cash Collateralized, any Secured Hedge Agreement shall be in effect or any
Lender shall have any Commitment:

                                       11

                  (a) Each Grantor will use commercially reasonable efforts to maintain all letter-of-credit rights assigned to the Collateral Agent to the extent the face amount of any such letter of credit is greater than $750,000, including, without limitation, all letter-of-credit rights associated with such letters of credit described in Schedule X
         (with a face amount in excess of $750,000), so that the Collateral
         Agent has control of the letter-of-credit rights in the manner specified in Section 9-107 of the UCC; and

                  (b) Each Grantor will give notice to the Collateral Agent not more than three (3) Business Days after any Responsible Officer obtains actual knowledge of any commercial tort claim for which a complaint alleging the occurrence of a commercial tort has been filed with a court of competent jurisdiction, in excess of $250,000 that arises in the future and will promptly execute or otherwise authenticate a supplement to this Agreement, and otherwise take all necessary action, to subject such commercial tort claim to the first priority security interest created under this Agreement.

                  Section 9. Representations and Warranties. Each Grantor
represents and warrants as follows:

                  (a) As of the Closing Date, such Grantor's exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth in
         Schedule I hereto. On the Closing Date, such Grantor has only the trade names, domain names and marks listed on Schedule VI hereto. Such
         Grantor is located (within the meaning of Section 9-307 of the UCC) and has its chief executive office and the office in which it maintains the original copies of each Assigned Agreement and Related Contract to which such Grantor is a party and all originals of all chattel paper that evidence Receivables of such Grantor, in the state or jurisdiction set forth in Schedule I hereto. As of the Closing Date, the information set forth in Schedule I hereto with respect to such Grantor is true and accurate in all material respects. Such Grantor has not previously changed its name, location, chief executive office, place where it maintains its agreements, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule I hereto except as disclosed in Schedule V hereto.

                  (b) All of the Equipment and Inventory of such Grantor are located at the places specified therefor in Schedule IV hereto, as such
         Schedule IV may be amended from time to time by written notice from a
         Grantor to the Collateral Agent pursuant to Section 11(a), other than
         (i) Equipment or Inventory with an aggregate value of less than
         $500,000, (ii) Inventory in transit, (iii) Equipment or Inventory transferred pursuant to a Disposition permitted under the Credit
         Agreement, (iv) mobile goods, (v) Equipment moved for repair or refurbishment and (vi) Inventory and Equipment moved for other valid business purposes in the ordinary course of such Grantor's business.
         Within the 4 months preceding the execution of this Agreement, such
         Grantor has not previously changed the location of its Equipment and
         Inventory except as set forth in Schedule V hereto. As of the Closing
         Date, all Security Collateral consisting of certificated securities and instruments, other than Pledged Debt with an aggregate principal balance of less than $500,000, have been delivered to the Collateral
         Agent. None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument with an

                                       12

         aggregate principal balance of $500,000 or more that has not been delivered to the Collateral Agent.

                  (c) Such Grantor is the legal and beneficial owner of the
         Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for the security interest created under this
         Agreement or Liens permitted under the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to the Loan Documents or as otherwise permitted under the
         Credit Agreement.

                  (d) Such Grantor has exclusive possession and control of the
         Equipment and Inventory other than (i) Inventory with an aggregate fair market value of less than $500,000 stored at any leased premises or warehouse with respect to which such Grantor has taken all steps set forth in Section 13(b) and which leased premises or warehouse is so indicated by an asterisk on Schedule IV hereto, as such Schedule IV may be amended from time to time by written notice from a Grantor to the
         Collateral Agent pursuant to Section 11(a), (ii) Equipment in the possession and control of a third party for repair or refurbishment,
         (iii) Inventory in the possession and control of a third party for processing, and (iv) Inventory and Equipment moved for other valid business purposes in the ordinary course of such Grantor's business. In the case of Equipment and Inventory with an aggregate fair market value exceeding $500,000, in each case located on leased premises or in warehouses, no lessor or warehouseman of any premises or warehouse upon or in which such Equipment or Inventory is located has (i) issued any warehouse receipt or other receipt in the nature of a warehouse receipt in respect of any Equipment or Inventory, (ii) issued any document for any of such Grantor's Equipment or Inventory, (iii) received notification of any secured party's interest (other than the security interest granted hereunder) in such Grantor's Equipment or Inventory or
         (iv) any Lien, claim or charge (based on contract, statute or otherwise) on such Equipment and Inventory (except as otherwise provided in Section 7.01 of the Credit Agreement).

                  (e) The Pledged Equity pledged by such Grantor hereunder has been duly authorized and validly issued and is fully paid and non-assessable. With respect to the Pledged Equity, the issuer of which is a Subsidiary of the Grantor that is an uncertificated security, such
         Grantor has caused the issuer thereof, and with respect to any issuer that is not a Subsidiary of a Grantor, such Grantor will use commercially reasonable efforts to cause the issuer thereof, either (i)
         to register the Collateral Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that upon the occurrence and during the continuance of an Event of Default such issuer will comply with instructions with respect to such security originated by the Collateral
         Agent without further consent of such Grantor. If such Grantor is an issuer of Pledged Equity, such Grantor confirms that it has received notice of such security interest. The Pledged Debt issued by any
         Subsidiary of a Grantor and pledged by such Grantor hereunder has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof and if evidenced

                                       13

         by one or more promissory notes such notes have been delivered to the
         Collateral Agent and is not in default.

                  (f) The Initial Pledged Equity pledged by such Grantor
         constitutes the percentage of the issued and outstanding Equity
         Interests of the issuers thereof indicated on Schedule II hereto. The
         Initial Pledged Debt constitutes all of the outstanding indebtedness owed to such Grantor by the issuers thereof and is outstanding in the principal amount indicated on Schedule II hereto.

                  (g) As of the Closing Date, all of the investment property owned by such Grantor is listed on Schedule II hereto.

                  (h) Such Grantor has no deposit accounts, other than the
         Account Collateral listed on Schedule VII hereto, as such Schedule VII may be amended from time to time pursuant to Section 5(c), and Account
         Control Agreements legal, valid and binding against the Grantors party thereto are in effect for each deposit account that constitutes Account
         Collateral (other than Account Collateral consisting of deposit accounts maintained with the Collateral Agent), except to the extent such Account Control Agreements are not required by Section 5(a).

                  (i) Such Grantor is not a beneficiary or assignee under any letter of credit, other than the letters of credit described in
         Schedule X hereto, as such Schedule X may be amended from time to time, and to the extent the face amount of any letter of credit is greater than $750,000, such Grantor will use commercially reasonable efforts to obtain legal, binding and enforceable Consents to Assignment of Letter of Credit Rights, in the form of the Consent to Assignment of Letter of
         Credit Rights attached hereto as Exhibit F with respect to such Letters of Credit.

                  (j) Upon the filing of appropriate Financing Statements
         delivered on the Closing Date, the filings anticipated in connection with the IP collateral below in Section 9(k), the execution and delivery of appropriate control agreements with respect to securities accounts and deposit accounts by all parties thereto at the times specified therefore in Section 6.12 and 6.21 of the Credit Agreement, the delivery to the Collateral Agent of the Security Collateral to the
         extent and in the manner required by Section 9 and all filings and other actions (including, without limitation, (A) actions necessary to obtain control of Collateral as provided in Sections 8-106, 9-104,
         9-106 and 9-107 of the UCC (except, to the extent otherwise provided herein), and (B) actions necessary to perfect the Collateral Agent's security interest with respect to Collateral evidenced by a certificate of ownership in excess of $7,500,000 to the extent required by the
         Collateral Agent) necessary to perfect the security interest in the
         Collateral of such Grantor created under this Agreement (except to the extent otherwise provided herein) have been duly made or taken and are in full force and effect, and this Agreement creates in favor of the
         Collateral Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral of such Grantor (except to the extent otherwise provided herein), securing the payment of the Secured
         Obligations (subject only to Liens permitted under the Loan Documents).

                                       14

                  (k) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Grantor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection or maintenance of the security interest created hereunder to the extent provided herein (including the first priority nature of such security interest to the extent provided herein and intended by the terms hereof to be created hereby), except for the filing of financing and continuation statements under the UCC, which financing statements have been or, immediately following the Closing Date will be duly filed and are or will be in full force and effect, the recordation of the IP
         Security Agreements referred to in Section 14(f) with the U.S. Patent and Trademark Office and the U.S. Copyright Office, which Agreements have been duly recorded and are in full force and effect, and the actions described in Section 4 with respect to Security Collateral, which actions have been taken and are in full force and effect, or
         (iii) the exercise by the Collateral Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the
         Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security
         Collateral by laws affecting the offering and sale of securities generally, customary procedures required to foreclose or otherwise realize upon a Lien and customary restrictions in the assignability of certain Contractual Obligations.

                  (l) The Inventory that has been produced or distributed by such Grantor has been produced in compliance with all requirements of applicable law, including, without limitation, the Fair Labor Standards
         Act to the extent any noncompliance could not reasonably be expected to have a Material Adverse Effect.

                  (m) As to itself and its Intellectual Property Collateral:

                       (i) Except as set forth on Schedule VI, the operation of
                  such Grantor's business as currently conducted or as currently contemplated to be conducted and the use of the Intellectual
                  Property Collateral in connection therewith do not conflict with, infringe, misappropriate, dilute, misuse or otherwise violate the intellectual property rights of any third party except to the extent such could not reasonably be expected to have a Material Adverse Effect.

                       (ii) Except as set forth on Schedule VI, such Grantor is
                  the owner of all right, title and interest in and to or has the right to use the Intellectual Property Collateral that is material to such Grantor's business, subject only to the terms of the IP Agreements.

                       (iii) As of the Closing Date, the Intellectual Property
                  Collateral set forth on Schedule VI hereto includes all of the issued patents, patent applications, trademark registrations and applications, copyright registrations and applications, in each case, owned by such Grantor, and material IP Agreements that are currently in effect.

                       (iv) As of the Closing Date, the Intellectual Property
                  Collateral (other than the IP Agreements) has not been
                  adjudged invalid or unenforceable in whole

                                       15

                  or part, and to such Grantor's knowledge, is valid and
                  enforceable. Such Grantor is not using any such item of
                  Intellectual Property Collateral that could reasonably be
                  expected to lead to such item becoming invalid or
                  unenforceable.

                       (v) For the Intellectual Property Collateral that the
                  Grantor has decided in its reasonable business judgment to maintain in subsistence in the ordinary course of its
                  business, such Grantor has made or performed all filings,
                  recordings and other acts and has paid all required fees and taxes to maintain and protect its interest in each and every item of Intellectual Property Collateral in full force and effect throughout the world, and to protect and maintain its interest therein including, without limitation, recordation of any of its interests in the Patents and Trademarks with the
                  U.S. Patent and Trademark Office and in corresponding national and international patent offices, and recordation of any of its interests in the Copyrights with the U.S. Copyright Office and in corresponding national and international copyright
                  offices. Such Grantor has used proper statutory notice in
                  connection with its use of each patent, trademark and
                  copyright in the Intellectual Property Collateral, except to the extent the failure to use such notice could not reasonably be expected to have a Material Adverse Effect.

                       (vi) Except as set forth on Schedule VI, no claim,
                  action, suit, investigation, litigation or proceeding has been asserted or is pending or, threatened against such Grantor (i)
                  based upon or challenging or seeking to deny or restrict the
                  Grantor's rights in or use of any of the Intellectual Property
                  Collateral, (ii) alleging that the Grantor's rights in or use of the Intellectual Property Collateral or that any services provided by, processes used by, or products manufactured or sold by, such Grantor infringe, misappropriate, dilute, misuse or otherwise violate any patent, trademark, copyright or any other proprietary right of any third party, or (iii) alleging that the Intellectual Property Collateral is being licensed or sublicensed in violation or contravention of the terms of any license or other agreement, in each case, except that could not reasonably be expected to have a Material Adverse Effect.
                  No Person is engaging in any activity that infringes,
                  misappropriates, dilutes, misuses or otherwise violates the
                  Intellectual Property Collateral (other than the IP
                  Agreements) or the Grantor's rights in or use thereof that could reasonably be expected to have a Material Adverse
                  Effect. As of the Closing Date, such Grantor has not granted any license, release, covenant not to sue, non-assertion
                  assurance, or other right to any Person with respect to any part of the Intellectual Property Collateral (other than the
                  IP Agreements). The consummation of the transactions
                  contemplated by the Transaction Documents will not result in the termination or impairment of any of the Intellectual
                  Property Collateral (other than the IP Agreements).

                       (vii) With respect to each material IP Agreement: (A)
                  such IP Agreement is valid and binding and in full force and effect and represents the entire agreement between the
                  respective parties thereto with respect to the subject matter thereof; (B) such IP Agreement will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of

                                       16

                  the rights and interest granted herein, nor will the grant of such rights and interest constitute a breach or default under such IP Agreement or otherwise give any party thereto a right to terminate such IP Agreement; (C) such Grantor has not
                  received any notice of termination or cancellation under such
                  IP Agreement; (D) such Grantor has not received any notice of a breach or default under such IP Agreement, which breach or default has not been cured; (E) such Grantor has not granted to any other third party any rights, adverse or otherwise, under such IP Agreement; and (F) neither such Grantor nor any other party to such IP Agreement is in breach or default
                  thereof in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under such IP Agreement, except, in each case, to the extent that the foregoing could not reasonably be
                  expected to have a Material Adverse Effect.

                       (viii) (A) none of the Trade Secrets of such Grantor has
                  been used, divulged, disclosed or appropriated to the
                  detriment of such Grantor for the benefit of any other Person other than such Grantor; (B) no employee, independent
                  contractor or agent of such Grantor has misappropriated any trade secrets of any other Person in the course of the
                  performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (C) no employee,
                  independent contractor or agent of such Grantor is in default or breach of any term of any employment agreement,
                  non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of such
                  Grantor's Intellectual Property Collateral, except in each case to the extent that the foregoing could not reasonably be expected to have a Material Adverse Effect.

                       (ix) Except as set forth on Schedule VI, no Grantor or
                  Intellectual Property Collateral (other than IP Agreements) is subject to any outstanding consent, settlement, decree, order, injunction, judgment or ruling restricting the use of any such
                  Intellectual Property Collateral or that would impair the
                  validity or enforceability of such Intellectual Property
                  Collateral, which impairment could reasonably be expected to have a Material Adverse Effect.

                  (n) The Grantor has no actual knowledge of any commercial tort claims (as defined in Section 9-102(13) of the UCC) for which a complaint alleging the occurrence of a commercial tort has been filed with a court of competent jurisdiction in excess of $250,000 other than those listed in Schedule IX hereto as such Schedule IX may be amended from time to time by written notice from a Grantor to the Collateral
         Agent.

                  Section 10. Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary, or that the
Collateral Agent may request, in order to perfect and protect any pledge or security interest granted by such Grantor hereunder or to enable the Collateral
Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor will promptly with

                                       17

respect to Collateral of such Grantor: (i) at the request of the Collateral
Agent during the existence of an Event of Default mark conspicuously each document included in Inventory, each chattel paper included in Receivables, each
Related Contract, each Assigned Agreement and each of its records pertaining to such Collateral with a legend, in form and substance satisfactory to the
Collateral Agent, indicating that such document, chattel paper, Related
Contract, Assigned Agreement or Collateral is subject to the security interest granted hereby; (ii) if any such Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Collateral
Agent hereunder such note or instrument or chattel paper exceeding $500,000 duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Agent; (iii)
execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interest granted by such Grantor hereunder; (iv) deliver and pledge to the Collateral Agent for benefit of the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; (v)
except to the extent otherwise provided herein, take all action necessary to ensure that the Collateral Agent has control of Collateral consisting of deposit accounts, electronic chattel paper, investment property, letter-of-credit rights and transferable records as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC and in Section 16 of the Uniform Electronic Transactions Act, as in
effect in the jurisdiction governing such transferable record; (vi) at the request of the Collateral Agent, take all action to ensure that the Collateral
Agent's security interest is noted on any certificate of ownership related to any Collateral evidenced by a certificate of ownership and, except during the continuance of an Event of Default, with a fair market value exceeding
$7,500,000; (vii) upon the occurrence and during the continuation of an Event of
Default, at the request of the Collateral Agent, use commercially reasonable efforts to cause the Collateral Agent to be the beneficiary under all letters of credit that constitute Collateral, with the exclusive right to make all draws under such letters of credit, and with all rights of a transferee under Section
5-114(e) of the UCC; and (viii) deliver to the Collateral Agent evidence that all other action that the Collateral Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest created by such
Grantor under this Agreement to the extent provided herein has been taken.

                  (b) Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect) of such Grantor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement. A photocopy or other reproduction of this
Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Each
Grantor ratifies its authorization for the Collateral Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

                  (c) Each Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the
Collateral of such Grantor and

                                       18

such other reports in connection with such Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

                  Section 11. As to Equipment and Inventory. (a) Each Grantor
will keep the Equipment and Inventory of such Grantor (excluding in each case
(i) such Collateral with an aggregate value of less than $500,000, (ii)
Inventory in transit in the ordinary course of business, (iii) such Collateral transferred pursuant to a Disposition permitted under Section 7.05 of the Credit
Agreement, (iv) mobile goods, (v) Equipment moved for repair or refurbishment and (vi) Inventory and Equipment moved for other valid business purposes in the ordinary course of business) at the places therefor specified in Section 9(b)
or, upon 10 Business Days' prior written notice to the Collateral Agent, at such other places designated by the Grantor in such notice. Upon the giving of such notice, Schedule IV shall be automatically amended to add any new locations specified in the notice.

                  (b) Each Grantor will cause the material Equipment of such
Grantor to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear and Casualty Events excepted, and will forthwith, or in the case of any loss or damage to any of such Equipment as soon as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end, except where the failure to do any of the foregoing could not reasonably be expected to have a Material Adverse Effect.
Each Grantor will promptly furnish to the Collateral Agent a statement respecting any loss or damage exceeding $500,000 to any of the Equipment or
Inventory of such Grantor.

                  (c) Each Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, the Equipment and Inventory of such Grantor, except to the extent payment thereof is not required by Section 6.04 of the Credit Agreement.
In producing its Inventory, each Grantor will comply with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act except to the extent such noncompliance would not result in a Material Adverse
Effect.

                  Section 12. Insurance. (a) Each Grantor will, at its own
expense, maintain insurance with respect to the Equipment and Inventory of such
Grantor in such amounts, against such risks, in such form and with such insurers, as shall be reasonably satisfactory to the Collateral Agent from time to time. Each policy of each Grantor for liability insurance shall provide for all losses to be paid on behalf of the Collateral Agent and such Grantor as their interests may appear, and each policy for property damage insurance shall provide for all losses to be paid directly to the Collateral Agent if (x) at such time an Event of Default exists; such amounts, to be held and applied in accordance with Section 12(c) and (y) otherwise to the applicable Grantor. Each such policy shall in addition (i) name such Grantor and the Collateral Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear, (ii)
contain the agreement by the insurer that any loss thereunder shall be payable to the Collateral Agent notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (iii) provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least 10 days' prior written notice of cancellation or of lapse shall

                                       19

be given to the Collateral Agent by the insurer. Each Grantor will, if so requested by the Collateral Agent, deliver to the Collateral Agent duplicate policies of such insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance.

                  (b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 12 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section
12 is not applicable, the applicable Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance properly received by or released to such Grantor shall be used by such Grantor, except as otherwise required hereunder or by the Credit
Agreement, to pay or as reimbursement for the costs of such repairs or replacements.

                  (c) Upon the occurrence and during the continuance of any
Event of Default all insurance payments in connection with any loss, damage or destruction of Inventory and Equipment shall be paid to the Collateral Agent and shall, in the Collateral Agent's sole discretion, be held as additional
Collateral hereunder or applied as specified in Section 22(b).

                  Section 13. Post-Closing Changes; Bailees; Collections on
Assigned Agreements, Receivables and Related Contracts. (a) No Grantor will change its name, type of organization, jurisdiction of organization, organizational identification number or location from those set forth in Section
9(a) of this Agreement without first giving at least 10 days' (or such lessor period of time as the Collateral Agent may agree) prior written notice to the
Collateral Agent and taking all action required by the Collateral Agent for the purpose of perfecting or protecting the security interest granted by this
Agreement. Except as otherwise specified in Section 11, no Grantor will change the location of the Equipment and Inventory or the place where it keeps the originals of the Assigned Agreements and Related Contracts to which such Grantor is a party and all originals of all chattel paper that evidence Receivables of such Grantor from the locations therefor specified in Sections 9 (a) and 9(b)
without first giving the Collateral Agent 10 days' prior written notice of such change. Except in connection with a transaction permitted under Section
7.03(i)(G) or 7.04 of the Credit Agreement, no Grantor will become bound by a security agreement authenticated by another Person (determined as provided in
Section 9-203(d) of the UCC) without giving the Collateral Agent 30 days' prior written notice thereof or notice pursuant to Section 7.03(i)(G) of the Credit
Agreement and taking all action reasonably required by the Collateral Agent to ensure that the perfection and first priority nature of the Collateral Agent's security interest in the Collateral to the extent provided herein will be maintained. Each Grantor will hold and preserve its records relating to the
Collateral, including, without limitation, the Assigned Agreements and Related
Contracts, and will permit representatives of the Collateral Agent at any time during normal business hours upon reasonable prior notice to inspect and make abstracts from such records and other documents in accordance with and subject to Section 6.10 of the Credit Agreement. If any Grantor does not have an organizational identification number and later obtains one, it will forthwith notify the Collateral Agent of such organizational identification number.

                  (b) During the continuance of an Event of Default, if any
Collateral consisting of Equipment and Inventory with a fair market value exceeding $500,000 of any Grantor is at

                                       20

any time in the possession or control of a warehouseman, bailee or agent, upon the request of the Collateral Agent, such Grantor will (i) notify such warehouseman, bailee or agent of the security interest created hereunder, (ii)
instruct such warehouseman, bailee or agent to hold all such Collateral solely for the Collateral Agent's account subject only to the Collateral Agent's instructions (which shall permit such Collateral to be removed by such Grantor in the ordinary course of business until the Collateral Agent notifies such warehouseman, bailee or agent that an Event of Default has occurred and is continuing), (iii) use commercially reasonable efforts, to cause such warehouseman, bailee or agent to authenticate a record acknowledging that it holds possession of such Collateral for the Collateral Agent's benefit and shall act solely on the instructions of the Collateral Agent without the further consent of the Grantor or any other Person, and (iv) make such authenticated record available to the Collateral Agent.

                  (c) Except as otherwise provided in this subsection (c), each
Grantor will continue to collect, at its own expense, all amounts due or to become due such Grantor under the Assigned Agreements, Receivables and Related
Contracts. In connection with such collections, such Grantor may take (and, at the Collateral Agent's direction, during the continuance of an Event of Default will take) such commercially reasonable action as such Grantor or the Collateral
Agent may deem necessary or advisable to enforce collection of the Assigned
Agreements, Receivables and Related Contracts; provided, however, that the
Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to such
Grantor of its intention to do so, to notify the Obligors under any Assigned
Agreements, Receivables and Related Contracts of the assignment of such Assigned
Agreements, Receivables and Related Contracts to the Collateral Agent and to
direct such Obligors to make payment of all amounts due or to become due to such
Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Assigned
Agreements, Receivables and Related Contracts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such
Grantor might have done, and to otherwise exercise all rights with respect to such Assigned Agreements, Receivables and Related Contracts, including, without limitation, those set forth set forth in Section 9-607 of the UCC. After receipt by any Grantor of the notice from the Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including, without limitation, instruments) received by such Grantor in respect of the
Assigned Agreements, Receivables and Related Contracts of such Grantor shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement) to be deposited in an Other Deposit Account for which an Account
Control Agreement has been obtained pursuant to Section 5(a) and either (A)
released to such Grantor on the terms set forth in Section 7 so long as no Event of Default shall have occurred and be continuing or (B) if any Event of Default shall have occurred and be continuing, applied as provided in Section 22(b) and
(ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable or amount due on any Assigned Agreement or Related Contract, release wholly or partly any Obligor thereof, or allow any credit or discount thereon. No Grantor will permit or consent to the subordination of its right to payment under any of the Assigned Agreements, Receivables and Related Contracts
to any other indebtedness or obligations of the Obligor thereof.

                                       21

                  Section 14. As to Intellectual Property Collateral. (a) With
respect to each item of its Intellectual Property Collateral (other than the IP
Agreements), each Grantor agrees to take, at its expense, all commercially reasonable steps, including, without limitation, in the U.S. Patent and
Trademark Office, the U.S. Copyright Office and any other governmental authority, to (i) maintain the validity and enforceability of such Intellectual
Property Collateral and maintain such Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each patent, trademark, or copyright registration or application, now or hereafter included in such Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the
U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings; provided, however, unless during an Event of Default, that the
Grantor will not be required to perform any such acts with respect to any such
Intellectual Property Collateral deemed by the Grantor in the exercise of its reasonable business judgment (and assuming for such purpose that such acts were performed) to be no longer useful or of any material economic value. No Grantor shall, without the written consent of the Collateral Agent, discontinue use of or otherwise abandon any Intellectual Property Collateral (other than the IP
Agreements), or abandon any right to file an application for patent, trademark, or copyright, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer desirable in the conduct of such Grantor's business and that the loss thereof would not be reasonably likely to have a Material Adverse Effect, in which case, such Grantor will give prompt notice of any such abandonment to the
Collateral Agent.

                  (b) Each Grantor agrees promptly to notify the Collateral
Agent if such Grantor becomes aware (i) that any material item of the
Intellectual Property Collateral (other than the IP Agreements) has become abandoned, placed in the public domain, invalid or unenforceable, or of any material adverse determination or development regarding such Grantor's ownership of any of such material Intellectual Property Collateral or its right to register the same or to keep and maintain and enforce the same, or (ii) of any material adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the U.S. Patent and
Trademark Office or any court) regarding any material item of such Intellectual
Property Collateral.

                  (c) In the event that any Grantor becomes aware that any
material item of the Intellectual Property Collateral (other than the IP
Agreements) is being infringed or misappropriated by a third party, such Grantor shall promptly notify the Collateral Agent and shall take such actions, at its expense, as such Grantor or, if an Event of Default exists, the Collateral Agent deems reasonable and appropriate under the circumstances to protect or enforce such Intellectual Property Collateral, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation.

                  (d) Each Grantor shall use proper statutory notice in
connection with its use of each item of its Intellectual Property Collateral
(other than the IP Agreements). No Grantor shall

                                       22

do or permit any act or knowingly omit to do any act whereby any of its material
Intellectual Property Collateral (other than the IP Agreements) may lapse or become invalid or unenforceable or placed in the public domain, other than as permitted under Section 14(a).

                  (e) Each Grantor shall take all commercially reasonable steps which it or (during the continuation of an Event of Default) the Collateral
Agent deems reasonable and appropriate under the circumstances to preserve and protect each item of its Intellectual Property Collateral (other than the IP
Agreements), including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the
Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

                  (f) With respect to its Intellectual Property Collateral, each
Grantor agrees to execute or otherwise authenticate an agreement, in substantially the form set forth in Exhibit D hereto or otherwise in form and substance reasonably satisfactory to the Collateral Agent (an "IP SECURITY
AGREEMENT"), for recording the security interest granted hereunder to the
Collateral Agent in such Intellectual Property Collateral with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such
Intellectual Property Collateral.

                  (g) Each Grantor agrees that should it obtain an ownership interest in any material item of the type set forth in Section 1(g) that is not on the date hereof a part of the Intellectual Property Collateral
("AFTER-ACQUIRED INTELLECTUAL PROPERTY") (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual
Property and, in the case of trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto. At the end of each fiscal quarter of the Borrower, each Grantor shall give prompt written notice to the Collateral Agent identifying the After-Acquired Intellectual Property, and such Grantor shall execute and deliver to the Collateral Agent with such written notice, or otherwise authenticate, an agreement substantially in the form of
Exhibit E hereto or otherwise in form and substance reasonably satisfactory to the Collateral Agent (an "IP SECURITY AGREEMENT SUPPLEMENT") covering such
After-Acquired Intellectual Property which IP Security Agreement Supplement shall be recorded with the U.S. Patent and Trademark Office, the U.S. Copyright
Office and any other governmental authorities necessary to perfect the security interest hereunder in such After-Acquired Intellectual Property.

                  Section 15. Voting Rights; Dividends; Etc. (a) So long as no
Event of Default shall have occurred and be continuing:

                  (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security
         Collateral of such Grantor or any part thereof for any purpose other than, upon the occurrence and during the continuation of a Specified
         Default, to originate Entitlement Orders (as defined in any Securities
         Account Control Agreement) with respect to the Securities Account;
         provided however, that such Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

                                       23

                  (ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan
         Documents; provided, however, that except for any transaction permitted under Section 7.06(a) and (c) through (f) of the Credit Agreement, any and all

                       (A) dividends, interest and other distributions paid or
                  payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                       (B) dividends and other distributions paid or payable in
                  cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or
                  paid-in-surplus and

                       (C) cash paid, payable or otherwise distributed in
                  respect of principal of, or in redemption of, or in exchange for, any Security Collateral

         shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

                  (iii) The Collateral Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

                  (b) Upon the occurrence and during the continuance of an Event of Default:

                  (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 15(a)(i) shall, upon notice to such Grantor by the Collateral Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section
         15(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security
         Collateral such dividends, interest and other distributions.

                  (ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 15(b) shall be received in trust for the benefit of the
         Collateral Agent, shall be segregated from other funds of

                                       24

         such Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

                  (iii) The Collateral Agent shall be authorized to send to each
         Securities Intermediary as defined in and under any Securities Account
         Control Agreement a Notice of Exclusive Control as defined in and under such Securities Account Control Agreement.

                  Section 16. As to the Assigned Agreements. (a) Each Grantor
agrees that it will not, except to the extent otherwise permitted under the
Credit Agreement:

                  (i) cancel or terminate any Assigned Agreement to which it is a party or consent to or accept any cancellation or termination thereof; or

                  (ii) take any other action in connection with any such
         Assigned Agreement that would impair the value of the interests or rights of such Grantor thereunder or that would impair the interests or rights of any Secured Party;

                  except to the extent the foregoing in clauses (i) and (ii)
could not reasonably be expected to have a Material Adverse Effect.

                  (b) Each Grantor hereby consents on its behalf and on behalf of its Subsidiaries to the assignment and pledge to the Collateral Agent for benefit of the Secured Parties of each Assigned Agreement to which it is a party by any other Grantor hereunder.

                  Section 17. As to Letter-of-Credit Rights. (a) Each Grantor,
by granting a security interest in its Receivables consisting of letter-of-credit rights to the Collateral Agent, intends to (and hereby does)
assign to the Collateral Agent its rights (including its contingent rights) to the proceeds of all Related Contracts consisting of letters of credit of which it is or hereafter becomes a beneficiary or assignee. To the extent the face amount of any letter of credit is greater than $750,000, each Grantor will use commercially reasonable efforts to cause the issuer of any such letter of credit and each nominated person (if any) with respect thereto to consent to such assignment of the proceeds thereof in substantially the form of the Consent to
Assignment of Letter of Credit Rights attached hereto as Exhibit H or otherwise in form and substance reasonably satisfactory to the Collateral Agent and deliver written evidence of such consent to the Collateral Agent.

                  (b) Upon the occurrence of an Event of Default, each Grantor will, promptly upon request by the Collateral Agent, (i) notify (and such
Grantor hereby authorizes the Collateral Agent to notify) the issuer and each nominated person with respect to each of the Related Contracts consisting of letters of credit that the proceeds thereof have been assigned to the Collateral
Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Collateral Agent or its designee and (ii) arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit.

                  Section 18. Transfers and Other Liens; Additional Shares. (a)
Each Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to,

                                       25

any of the Collateral, other than sales, assignments and other Dispositions of
Collateral, and options relating to Collateral, permitted under the terms of the
Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest created under this Agreement and Liens permitted under the Credit Agreement.

                  (b) Each Grantor agrees that it will (i) cause each issuer of the Pledged Equity pledged by such Grantor not to issue any Equity Interests or other securities in addition to or in substitution for the Pledged Equity issued by such issuer, except to such Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional
Equity Interests or other securities (subject to the conditions set forth in
Section 1(d)(iii)).

                  Section 19. Collateral Agent Appointed Attorney-in-Fact. Each
Grantor hereby irrevocably appoints the Collateral Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, upon the occurrence and during the continuance of an Event of Default, in the Collateral Agent's
discretion, to take any action and to execute any instrument that the Collateral
Agent may deem necessary or advisable to accomplish the purposes of this
Agreement, including, without limitation:

                  (a) to obtain and adjust insurance required to be paid to the
         Collateral Agent pursuant to Section 12,

                  (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                  (c) to receive, indorse and collect any drafts or other
         instruments, documents and chattel paper, in connection with clause (a)
         or (b) above, and

                  (d) to file any claims or take any action or institute any proceedings that the Collateral Agent may reasonably deem necessary for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Agent with respect to any of the
         Collateral.

                  Section 20. Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under Section 22.

                  Section 21. The Collateral Agent's Duties. (a) The powers
conferred on the Collateral Agent hereunder are solely to protect the Secured
Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the
Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action

                                       26

with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

                  (b) Anything contained herein to the contrary notwithstanding, the Collateral Agent may from time to time, when the Collateral Agent deems it to be necessary, appoint one or more subagents (each a "SUBAGENT") for the
Collateral Agent hereunder with respect to all or any part of the Collateral. In the event that the Collateral Agent so appoints any Subagent with respect to any
Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the ratable benefit of the Secured
Parties, as security for the Secured Obligations of such Grantor, (ii) such
Subagent shall automatically be vested, in addition to the Collateral Agent, with all rights, powers, privileges, interests and remedies of the Collateral
Agent hereunder with respect to such Collateral, and (iii) the term "Collateral
Agent," when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.

                  Section 22. Remedies. If any Event of Default shall have
occurred and be continuing:

                  (a) The Collateral Agent may exercise in respect of the
         Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require each
         Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties;
         (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral
         Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv)
         exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the
         Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the
         Receivables, the Related Contracts and the other Collateral, (B)
         withdraw, or cause or direct the withdrawal, of all funds with respect to the Account Collateral and (C) exercise all other rights and

                                       27

         remedies with respect to the Assigned Agreements, the Receivables, the
         Related Contracts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral
         Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 23) in whole or in part by the Collateral Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations, in the following manner:

                       (i) first, paid to the Agents for any amounts then owing
                  to the Agents pursuant to Section 11.04 of the Credit
                  Agreement or otherwise under the Loan Documents, ratably in accordance with such respective amounts then owing to the
                  Agents; and

                       (ii) second, ratably (A) paid to the Lenders and the
                  Hedge Banks, respectively, for any amounts then owing to them, in their capacities as such, under the Loan Documents in
                  accordance with Section 9.03 of the Credit Agreement, provided that, for purposes of this Section 22, the amount owing to any such Hedge Bank pursuant to any Secured Hedge Agreement to which it is a party (other than any amount therefore accrued and unpaid) shall be deemed to be equal to the Agreement Value therefor and (B) deposited as Collateral in the L/C Collateral
                  Account up to an amount equal to 100% of the aggregate
                  Available Amount of all outstanding Letters of Credit,
                  provided that in the event that any such Letter of Credit is drawn, the Collateral Agent shall pay to the Issuing Bank that issued such Letter of Credit the amount held in the L/C
                  Collateral Account in respect of such Letter of Credit,
                  provided further that, to the extent that any such Letter of
                  Credit shall expire or terminate undrawn and as a result
                  thereof the amount of the Collateral in the L/C Collateral
                  Account shall exceed 100% of the aggregate Available Amount of all then outstanding Letters of Credit, such excess amount of such Collateral shall be applied in accordance with the
                  remaining order of priority set out in this Section 22(b).

         Any surplus of such cash or cash proceeds held by or on the behalf of the Collateral Agent and remaining after payment in full of all the
         Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

                                       28

                  (c) All payments received by any Grantor under or in
         connection with any Assigned Agreement or otherwise in respect of the
         Collateral shall be received in trust for the benefit of the Collateral
         Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

                  (d) The Collateral Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to the Account Collateral or in any other deposit account.

                  (e) In the event of any sale or other disposition of any of the Intellectual Property Collateral of any Grantor, the goodwill symbolized by any Trademarks subject to such sale or other disposition shall be included therein, and such Grantor shall supply to the
         Collateral Agent or its designee such Grantor's know-how and expertise, and documents and things relating to any Intellectual Property
         Collateral subject to such sale or other disposition, and such
         Grantor's customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of such
         Grantor.

                  (f) If the Collateral Agent shall determine to exercise its right to sell all or any of the Security Collateral of any Grantor pursuant to this Section 22, each Grantor agrees that, upon request of the Collateral Agent, such Grantor will, at its own expense:

                       (i) provide the Collateral Agent with such information
                  and projections as may be necessary or, in the opinion of the
                  Collateral Agent, advisable to enable the Collateral Agent to effect the sale of such Security Collateral; and

                       (ii) do or cause to be done all such other acts and
                  things as may be necessary to make such sale of such Security
                  Collateral or any part thereof valid and binding and in
                  compliance with applicable law.

                  (g) The Collateral Agent is authorized, in connection with any sale of the Security Collateral pursuant to this Section 22, to deliver or otherwise disclose to any prospective purchaser of the Security
         Collateral: (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to subsection
         (f)(i) above; (ii) any information and projections provided to it pursuant to subsection (f)(iv) above; and (iii) any other information in its possession relating to such Security Collateral.

                  (h) Each Grantor acknowledges the impossibility of
         ascertaining the amount of damages that would be suffered by the
         Secured Parties by reason of the failure by such Grantor to perform any of the covenants contained in subsection (f) above and, consequently, agrees that, if such Grantor shall fail to perform any of such covenants, it will pay, as liquidated damages and not as a penalty, an amount equal to the value of the Security Collateral on the date the
         Collateral Agent shall demand compliance with subsection (f) above.

                                       29

                  Section 23. Indemnity and Expenses. (a) Each Grantor agrees to indemnify, defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "INDEMNIFIED PARTY") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses
(including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement
(including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence, willful misconduct or breach in bad faith of its obligations hereunder.

                  (b) Each Grantor will within 3 Business Days after demand pay to the Collateral Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or the other Secured Parties hereunder or
(iv) the failure by such Grantor to perform or observe any of the provisions hereof.

                  Section 24. Amendments; Waivers; Additional Grantors; Etc. (a)
No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

                  (b) Upon the execution and delivery, or authentication, by any
Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a "SECURITY AGREEMENT SUPPLEMENT"), (i) such Person shall be referred to as an "ADDITIONAL GRANTOR" and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Loan Documents to
"Grantor" shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement and the other Loan Documents to "Collateral"
shall also mean and be a reference to the Collateral of such Additional Grantor, and (ii) the supplemental schedules I-IX attached to each Security Agreement
Supplement shall be incorporated into and become a part of and supplement
Schedules I-IX, respectively, hereto, and the Collateral Agent may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each
Security Agreement Supplement.

                  Section 25. Notices, Etc. All notices and other communications provided for hereunder shall be either (i) in writing (including, telecopier or telex communication) and mailed, telecopied, telexed or otherwise delivered or
(ii) by electronic mail (if electronic mail addresses are designated as provided below) confirmed immediately in writing, in the case of the

                                       30

Borrower or the Collateral Agent, addressed to it at its address specified in the Credit Agreement and, in the case of each Grantor other than the Borrower, addressed to it at its address set forth opposite such Grantor's name on the signature pages hereto or on the signature page to the Security Agreement
Supplement pursuant to which it became a party hereto; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall, when mailed, telecopied, telexed, sent by electronic mail or otherwise, be effective when deposited in the mails, telecopied, confirmed by telex answerback, sent by electronic mail and confirmed in writing, or otherwise delivered (or confirmed by a signed receipt), respectively, addressed as aforesaid; except that notices and other communications to the Collateral Agent shall not be effective until received by the Collateral Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Security Agreement Supplement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

                  Section 26. Continuing Security Interest; Assignments under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Secured Obligations, (ii) the Maturity
Date for the Revolving Credit Facility and (iii) the termination, expiration or
Cash Collateralization of all Letters of Credit and the termination or expiration of all Secured Hedge Agreements, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit
Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes, if any, held by it) to any other
Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 11.06 of the Credit Agreement.

                  Section 27. Release; Termination. (a) Upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business), the Collateral Agent will, at such
Grantor's expense, execute and deliver to such Grantor such documents as such
Grantor shall reasonably request to evidence the release of such item of
Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release no Default shall have occurred and be continuing, (ii) such Grantor shall have delivered to the
Collateral Agent, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Collateral Agent and a certificate of such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the
Collateral Agent may request and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied, or any payment to be made in connection therewith, in accordance with Section 2.05 of the Credit Agreement shall, to the extent so required, be paid or made to, or in accordance with the instructions of, the Collateral Agent when and as required under Section 2.05 of the Credit Agreement.

                                       31

                  (b) Upon the latest of (i) the payment in full in cash of the
Secured Obligations, (ii) the Maturity Date and (iii) the termination, expiration or Cash Collateralization of all Letters of Credit and all Secured
Hedge Agreements, the pledge and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable
Grantor. Upon any such termination, the Collateral Agent will, at the applicable
Grantor's expense, execute and deliver to such Grantor promptly upon request such documents and instruments as are reasonably necessary to evidence such termination, including any UCC termination statements, lien releases, mortgage releases, discharges of security interests, reassignments of Intellectual
Property Collateral, terminations of control agreements, termination of insurance endorsements and other similar discharge or release documents (and if applicable, in recordable form) as are necessary to release, of record, the
Liens and security interests granted pursuant to this Agreement and any other
Loan Documents. In addition, the Collateral Agent agrees to release any Lien on any item of Collateral that is the subject of a sale or other dispositions of assets permitted by the Credit Agreement.

                  Section 28. Execution in Counterparts. This Agreement may be
executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

                  Section 29. The Mortgages. In the event that any of the
Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such
Mortgage shall be controlling in the case of fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

                  Section 30. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                       32

                  IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                           AMES TRUE TEMPER, INC.

                                           By        /s/ Judy Schuchart
                                              ----------------------------------
                                               Title: Chief Financial Officer

Address for Notices:                       ATT HOLDING CO.
-------------------
465 Railroad Avenue
Camp Hill, Pa 17011
                                           By        /s/ Richard C. Dell
                                              ----------------------------------
                                               Title: CEO

Address for Notices:                       AMES TRUE TEMPER PROPERTIES, INC.
-------------------
1011 Centre Road, Suite 310
Wilmington, DE 19805
                                           By        /s/ Judy Schuchart
                                              ----------------------------------
                                               Title: Chief Financial Officer

                                                               SCHEDULE I TO THE
                                                              SECURITY AGREEMENT

          LOCATION, CHIEF EXECUTIVE OFFICE, PLACE WHERE AGREEMENTS ARE
         MAINTAINED, TYPE OF ORGANIZATION, JURISDICTION OF ORGANIZATION
                    AND ORGANIZATIONAL IDENTIFICATION NUMBER

                                            CHIEF                PLACE WHERE
                                            EXECUTIVE            AGREEMENTS ARE       TYPE OF         JURISDICTION OF ORGANIZATIONAL
GRANTOR                 LOCATION            OFFICE               MAINTAINED           ORGANIZATION    ORGANIZATION    I.D. NO.
--------               ----------           -------------        --------------       --------------- --------------- --------------

Ames True Temper, Inc. 465 Railroad Avenue  465 Railroad Avenue  465 Railroad Avenue  Corporation     Delaware
                       Camp Hill, PA 17011  Camp Hill, PA 17011  Camp Hill, PA 17011

ATT Holding Co.        465 Railroad Avenue  465 Railroad Avenue  465 Railroad Avenue  Corporation     Delaware
                       Camp Hill, PA 17011  Camp Hill, PA 17011  Camp Hill, PA 17011

Ames True Temper       1011 Centre Road     1011 Centre Road     1011 Centre Road     Corporation     Michigan
Properties, Inc.       Suite 310            Suite 310            Suite 310
                       Wilmington, DE 19805 Wilmington, DE 19805 Wilmington, DE 19805

                                                              SCHEDULE II TO THE
                                                              SECURITY AGREEMENT

                         PLEDGED EQUITY AND PLEDGED DEBT

                                     PART I

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             PERCENTAGE                PERCENTAGE
                                                                                                 OF                        OF
                                      CLASS OF                                   NUMBER      OUTSTANDING     NUMBER    OUTSTANDING
                                       EQUITY                    CERTIFICATE    OF SHARE        SHARES     OF SHARES      SHARES
GRANTOR             ISSUER            INTEREST     PAR VALUE        NO(S)      OUTSTANDING      OWNED       PLEDGED      PLEDGED
-----------------------------------------------------------------------------------------------------------------------------------

ATT Holding Co.  Ames True           Common         $1.00           C-7           1,000           100%        1,000         100%
                 Temper, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Ames True        1507395 Ontario     Common       No nominal        CS-5              2           100%          1.32         66%
Temper, Inc.     Limited             Shares       or par value
-----------------------------------------------------------------------------------------------------------------------------------
Ames True        1507396 Ontario     Common       No nominal        CS-5              2           100%          1.32         66%
Temper, Inc.     Limited             Shares       or par value
-----------------------------------------------------------------------------------------------------------------------------------
Ames True        Ames True Temper    Common                           2             100           100%           100        100%
Temper, Inc.     Properties, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Ames True        True Temper         Ordinary   (euro)1.269738       16         647,350           100%       427,251         66%
Temper, Inc.     Limited             Shares
-----------------------------------------------------------------------------------------------------------------------------------

                                     PART II

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 OUTSTANDING
                                DEBT               DESCRIPTION OF      DEBT CERTIFICATE                           PRINCIPAL
GRANTOR                        ISSUER                   DEBT                NO(S).        FINAL MATUIRTY           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------

Ames True Temper        Ames True Temper, Inc.    Intercompany Loan          N/A           June 28, 2013       $71,868,190.76
Properties, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Ames True Temper        Ames True Temper, Inc.    Intercompany Loan          N/A           June 28, 2013       $0
Properties, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Ames True Temper Inc.   True Temper Limited       Intercompany Loan          N/A           June 28, 2013       (euro)722,803.94

-------------------------------------------------------------------------------------------------------------------------------

                                                             SCHEDULE III TO THE
                                                              SECURITY AGREEMENT

                             ASSIGNED AGREEMENTS(1)
                             ---------------------

GRANTOR             ASSIGNED AGREEMENT
-------             ------------------

Ames True Temper,  2003 Marketing Agreement, dated March 17, 2003 by and between
Inc.               Ames True Temper, Inc. and Maintenance Warehouse, a Home
                   Depot Company.

Ames True Temper,  USA Rebate Agreement, dated September 10, 2003, by and
Inc.               between Ames True Temper, Inc. and the Home Depot.

Ames True Temper,  Vendor Agreement, dated January 24, 2003 by and between Ames
Inc.               True Temper, Inc. and Lowe's.

Ames True Temper,  USA Rebate Agreement, dated Sept. 22, 2003 by and between
Inc.               Ames True Temper formerly Dynamic Design Inc. and The Home
                   Depot.

Ames True Temper,  USA Marketing Agreement, dated Sept. 12, 2003 by and between
Inc.               Ames True Temper and The Home Depot.

Ames True Temper,  USA Marketing Agreement, dated Oct. 13, 2003 by and between
Inc.               Ames True Temper and The Home Depot.

Ames True Temper,  Sino-American Chengde Greenlife Home Products Co., Ltd.
Inc.               Contract, between Pingquan County Stampling Factory,
                   Chengde, Hebei, P.R.C. and Ames True Temper, Inc., including
                   Supplemental Agreement, dated July 25, 2003.

Ames True Temper,  Joint Venture Agreement of Fujian Greenlife Tools of Garden
Inc.               Co. Ltd., among Fujian Huakun Implement Company Limited,
                   Fuzhou Huatian Auto Accessories Company Limited, Mr. Dick
                   Liao and Ames True Temper, Inc., including Supplemental
                   Agreement, dated September 16, 2003.

Ames True Temper,  Sino-American Greenlife Tools Co., Ltd. Dalian Contract,
Inc.               between Shushi (Dalian) Steel Shovel Manufacturing Co., Ltd.
                   and Ames True Temper, Inc., including Supplemental Agreement, dated July 24, 2003.

Ames True Temper,  Agreement, effective October 6, 2003, between Ames True
Inc.               Temper, Inc. and Carpenters' District Council of Greater St.
                   Louis and Vicinity, an Affiliate of the United Brotherhood of
                   Carpenters and Joiners of America, AFL-CIO.

Ames True Temper,  Collective Bargaining Agreement, effective October 1, 2001,
Inc.               by and between Ames Harrisburg Plant and The United
                   Steelworkers of America, AFL-CIO Local #1688, Unit 9.

Ames True Temper,  Union City Agreement, effective April 19, 2003, between Ames
Inc.               True Temper, Inc. and the General Teamsters Local 397,
                   Affiliate of the International Brotherhood of Teamsters.

Ames True Temper,  Labor Agreement, effective September 19, 1998, between O.
Inc.               Ames Co. Plant #1 and United Steelworkers of America,
                   AFL-CIO Local #1651.

----------
(1) Subject to limitations set forth in Section 1(k) of the Security Agreement.

                                                              SCHEDULE IV TO THE
                                                              SECURITY AGREEMENT

                       LOCATION OF EQUIPMENT AND INVENTORY

AMES TRUE TEMPER, INC.
----------------------

                                                                               POSTAL
          ADDRESS                                 CITY               STATE      CODE          EQUIPMENT      INVENTORY
          -------                                 ----               -----     ------         ---------      ---------

UNITED STATES
-------------
2849 Paces Ferry Road                          Atlanta               GA        30339              x
522 S Walnut St                                Bernie                MO        63822              x
206 E Hunt St                                  Bernie                MO        63822              x              x
74 Hale Street                                 Bridgewater           MA        02324              x              x
Route 209 South (59985 Southgate Road)         Byesville             OH        43723              x              x
60900 Leyshan Dr                               Byesville             OH        43723              x              x
465 Railroad Ave                               Camp Hill             PA        17011              x              x
239 Solomon St                                 Campaign              TN        38550              x              x
1 True Temper Drive                            Carlisle              PA        17013              x              x
940 South First St                             Clay City             IL        62824              x              x
817 E South Main St                            Dexter                MO        63841              x
21460 Township Road 342                        Dexter City           OH        45727              x              x
Highway 73 South                               Falls City            NE        68355              x              x
1500 S Cameron St                              Harrisburg            PA        17104              x              x
122 Backstretch Lane                           Mooresville           NC        28117              x
1405 Industrial Dr                             North Vernon          IN        47265              x              x
Rt 2                                           Palmyra               ME         4965                             x
3801 Camden (Plant #1)                         Parkersburg           WV        26101              x              x
114 Smith Road                                 Pine Valley           NY        14872              x              x
991 Marion Road                                Princeton             KY        42445              x              x
3450 Airway Drive, Suite 400                   Reno                  NV        89511              x              x
196 Clifton St                                 Unadilla              NY        13849              x              x
55 Pleasant St                                 Union City            PA        16438              x              x
2 Maple St                                     Wallingford           VT         5773              x              x

CHINA
-----
#3203, Hangmei Road                            Shanghai, China                                    x

AMES TRUE TEMPER PROPERTIES
---------------------------

None

ATT HOLDING CO.
---------------

None

                THIRD PARTY LOCATIONS OF INVENTORY AND EQUIPMENT

AMES TRUE TEMPER, INC.
----------------------

Air Molded Products       1 Phyllis & Clark Streets, Hazlet, NJ 07730*
Artistic Plastics         530 E. Cerritos Avenue, Anaheim, CA 92805*
Colonie Plastics          188 Candlewood Road, Bay Shore, NY 11706*
Excel Distribution        15620 Shoemaker Avenue, Santa Fe Springs, CA 90670*
F&M Plastics              62 Lakeview Street, Leominster, MA 01453*
Injectron Corp            1000 South 2nd Street, Plainfield, NJ 07063*
Montrose Molders          St. Nicholas Avenue, S. Plainfield, NJ 07080*
Nursery Supplies          534 W. Struck Avenue, Orange, CA 92667*
Nursery Supplies          1415 Orchard Drive, Chambersburg, PA 17201*
Surprise Plastics         124-57th Street, Brooklyn, NY 11220*
Total Molding             882 Baker Lane, Winchester, VA 22603*

AMES TRUE TEMPER PROPERTIES
---------------------------

None

ATT HOLDING CO.
---------------

None

                                                               SCHEDULE V TO THE
                                                              SECURITY AGREEMENT

                         CHANGES IN NAME, LOCATION, ETC.

CHANGES IN THE GRANTOR'S NAME (INCLUDING NEW GRANTOR WITH A NEW NAME AND NAMES
ASSOCIATED WITH ALL PREDECESSORS IN INTEREST OF THE GRANTOR) DURING FIVE YEARS
PRECEDING CLOSING DATE

-------------------------------------------------------------------------------
                COMPANY                             FORMER NAMES
                -------                             ------------

-------------------------------------------------------------------------------
            ATT HOLDING CO.                      ATT ACQUISITION CO.

-------------------------------------------------------------------------------
          AMES TRUE TEMPER, INC.                    AMES TRUE TEMPER
                                                          AMES
                                                       O. AMES CO
                                                 TRUE TEMPER HARDWARE COMPANY
                                                        AMES COMPANY
                                                   AMES LAWN & GARDEN TOOLS
                                                IXL MANUFACTURING COMPANY, INC.
                                                       DYNAMIC DESIGN
                                                           GREENLIFE
                                                       AMES PLANTER, INC.
                                                      OUTDOOR INSPIRATION

-------------------------------------------------------------------------------
      AMES TRUE TEMPER PROPERTIES, INC.               O. AMES PROPERTIES
                                                    TRUE TEMPER PROPERTIES
-------------------------------------------------------------------------------

CHANGES IN THE GRANTOR'S LOCATION DURING FIVE MONTHS PRECEDING CLOSING DATE
None

CHANGES IN THE GRANTOR'S CHIEF EXECUTIVE OFFICE DURING FIVE YEARS PRECEDING
CLOSING DATE
None

CHANGES IN THE LOCATION OF EQUIPMENT AND INVENTORY DURING FOUR MONTHS PRECEDING
CLOSING DATE
None

CHANGES IN THE PLACE WHERE AGREEMENTS ARE MAINTAINED DURING FOUR MONTHS
PRECEDING CLOSING DATE
None

CHANGES IN THE TYPE OF ORGANIZATION DURING FIVE YEARS PRECEDING CLOSING DATE
None

CHANGES IN THE JURISDICTION OF ORGANIZATION
None

CHANGES IN THE ORGANIZATIONAL IDENTIFICATION NUBMER
None

                                                              SCHEDULE VI TO THE
                                                              SECURITY AGREEMENT

                              INTELLECTUAL PROPERTY

I.  PATENTS

--------------------------------------------------------------------------------------------------------------------------
                                                                            EXPIRATION
DESCRIPTION                                PATENT NO.       PATENT DATE        DATE         SERIAL NO.      COUNTRY FILED
--------------------------------------------------------------------------------------------------------------------------

Ratchet Lopper                              D401,485        11/24/1998      11/24/2012      29/081,426           US
--------------------------------------------------------------------------------------------------------------------------
Dual Pruning Blade                          D395,382         6/23/1998       6/23/2012      29/071,589           US
--------------------------------------------------------------------------------------------------------------------------
Gardening Tool for Loosening Soil           5,706,900        1/13/1998                      08/752,715           US
--------------------------------------------------------------------------------------------------------------------------
Tool with Handle                            5,674,022        10/7/1997                      08/474,699           US
--------------------------------------------------------------------------------------------------------------------------

                             AMES TRUE TEMPER, INC.

--------------------------------------------------------------------------------------------------------------------------
                                                                            EXPIRATION
DESCRIPTION                                PATENT NO.       PATENT DATE        DATE         SERIAL NO.      COUNTRY FILED
--------------------------------------------------------------------------------------------------------------------------

Planter and method of manufacturing
same                                       6,360,484        03/26/2002       5/9/2020       09/567,781           US
--------------------------------------------------------------------------------------------------------------------------
Watering can                               D401,668         11/24/1998      11/24/2012      29/079,813           US
--------------------------------------------------------------------------------------------------------------------------
Wheelbarrow with leg extension              87514           09/10/1999      09/10/2009                         CANADA
--------------------------------------------------------------------------------------------------------------------------
Handle grip                                 90,868          01/11/2000       1/11/2014      1998-3071          CANADA
--------------------------------------------------------------------------------------------------------------------------
7" Scraper                                  92,916          07/20/2001       7/20/2011      2000-2802          CANADA
--------------------------------------------------------------------------------------------------------------------------
8" Scraper                                  92,915          07/20/2001       7/20/2011      2000-2801          CANADA
--------------------------------------------------------------------------------------------------------------------------
Autotracking workcenter cart hose           93,144          07/31/2001       7/31/2011      2000-2804          CANADA
--------------------------------------------------------------------------------------------------------------------------
Autotracking reel easy deck/patio
hose reel                                   93,143          07/31/2001       7/31/2011      2000-2803          CANADA
--------------------------------------------------------------------------------------------------------------------------
Wrought iron trellis                        93,682          10/26/2001      10/26/2011     2001-0843           CANADA
--------------------------------------------------------------------------------------------------------------------------
Plastic grain scoop                       4,655,494         04/07/1987       7/30/2006      06/891,049           US
--------------------------------------------------------------------------------------------------------------------------
Garden tool sleeve                        5,641,237         06/24/1997       11/7/2015      08/553,971           US
--------------------------------------------------------------------------------------------------------------------------
Utility cart with tool handle holding
device                                    5,615,903         01/04/1997       1/4/2016       08/584,208           US
--------------------------------------------------------------------------------------------------------------------------
Portable Hose Cart Assembly               5,794,649         8/18/1998        10/1/2016      08/724,668           US
--------------------------------------------------------------------------------------------------------------------------
Hose Storage Device                       5,934,314         08/10/1999       12/2/2017      08/982,694           US
--------------------------------------------------------------------------------------------------------------------------
Portable stackable wagon assembly         5,876,049         03/02/1999       2/13/2018      09/023,080           US
--------------------------------------------------------------------------------------------------------------------------
Portable stackable wagon assembly         6,079,720         06/27/2000       9/30/2018      09/163,180           US
--------------------------------------------------------------------------------------------------------------------------
Dual mode spreader                        6,138,927         10/31/2000       3/1/2019       09/259,329           US
--------------------------------------------------------------------------------------------------------------------------
Portable stackable wagon                  6,193,247         02/27/2001       3/5/2019                            US
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                            EXPIRATION
DESCRIPTION                                PATENT NO.       PATENT DATE        DATE         SERIAL NO.      COUNTRY FILED
--------------------------------------------------------------------------------------------------------------------------

Tool with detachable handle                  6,328,361      12/11/2001      12/7/2019       09/456,840           US
--------------------------------------------------------------------------------------------------------------------------
Auto racking hose reel center
assembly                                     6,338,360      01/15/2002      4/12/2021       09/832,845           US
--------------------------------------------------------------------------------------------------------------------------
Elongated tool handle                        D388,669       01/06/1998       1/6/2012       29/058,226           US
--------------------------------------------------------------------------------------------------------------------------
Round point shovel with toothed blade        D397,279       08/25/1998      8/25/2012       29/071,445           US
--------------------------------------------------------------------------------------------------------------------------
Flat end spade with toothed blade            D388,668       01/06/1998       1/6/2012       29/058,220           US
--------------------------------------------------------------------------------------------------------------------------
Poly leaf rake                               D393,786       04/28/1998      4/28/2013       29/069,106           US
--------------------------------------------------------------------------------------------------------------------------
Portable hose reel frame                     D323,228       01/14/1992      1/14/2006                            US
--------------------------------------------------------------------------------------------------------------------------
Hose reel                                    D317,113       05/28/1991      5/28/2005                            US
--------------------------------------------------------------------------------------------------------------------------
Wall support for a hose reel                 D341,768       11/30/1993      11/30/2007                           US
--------------------------------------------------------------------------------------------------------------------------
Wall supported hose reel                     D341,770       11/30/1993      11/30/2007                           US
--------------------------------------------------------------------------------------------------------------------------
Lawn cart                                    D355,515       02/14/1995      2/14/2009       29/021,565           US
--------------------------------------------------------------------------------------------------------------------------
Child's snow tool                            D381,375       07/22/1997      7/22/2011       29/037,776           US
--------------------------------------------------------------------------------------------------------------------------
Cassette hose reel                           D374,166       10/01/1996      10/1/2010       29/041,437           US
--------------------------------------------------------------------------------------------------------------------------
36" snow pusher                              D375,882       11/26/1996      11/26/2010                           US
--------------------------------------------------------------------------------------------------------------------------
Folding handle for a sleigh shovel           D376,965       12/31/1996      12/13/2010      29/046,095           US
--------------------------------------------------------------------------------------------------------------------------
Aluminum hand trowel                         D375,881       11/26/1996      11/26/2010      29/045,518           US
--------------------------------------------------------------------------------------------------------------------------
Aluminum hand transplanter                   D375,027       10/29/1996      10/29/2010      29/045,516           US
--------------------------------------------------------------------------------------------------------------------------
Aluminum hand cultivator                     D375,236       11/05/1996      11/5/2010       29/045,517           US
--------------------------------------------------------------------------------------------------------------------------
Sleigh shovel with wheels                    D375,235       11/05/1996      11/5/2010       29/046,096           US
--------------------------------------------------------------------------------------------------------------------------
Snow shovel                                  D381,875       08/05/1997       8/5/2011       29/045,710           US
--------------------------------------------------------------------------------------------------------------------------
Portable hose cart assembly                  RE.37,442      11/13/2001      10/1/2016       09/465,172           US
--------------------------------------------------------------------------------------------------------------------------
Hose reel-design for basket                  D390,093       02/03/1998       2/3/2412       29/063,528           US
--------------------------------------------------------------------------------------------------------------------------
Portable hose cart frame assembly            D390,315       02/03/1998       2/3/2012       29/063,527           US
--------------------------------------------------------------------------------------------------------------------------
Hose reel support-caddie side frame          D390,095       02/03/1998       2/3/2012       29/063,526           US
--------------------------------------------------------------------------------------------------------------------------
Rake-Mongoose handle                         D391,132       02/24/1998      2/24/2012       29/062,841           US
--------------------------------------------------------------------------------------------------------------------------
Pruner (courtyard series)                    D393,189       04/07/1998       4/7/2012       29/065,262           US
--------------------------------------------------------------------------------------------------------------------------
Pruner (nursery series)                      D396,615       08/04/1998       8/4/2012       29/065,267           US
--------------------------------------------------------------------------------------------------------------------------
Garden wagon                                 D391,732       03/03/1998       3/3/2012                            US
--------------------------------------------------------------------------------------------------------------------------
Dual mode spreader                           D413,904       09/14/1999      9/14/2013                            US
--------------------------------------------------------------------------------------------------------------------------
Drop spreader                                D413,903       09/14/1999      9/14/2013                            US
--------------------------------------------------------------------------------------------------------------------------
Broadcast spreader                           D414,783       10/05/1999      10/5/2013                            US
--------------------------------------------------------------------------------------------------------------------------
Tine rake with ergo handle                   D413,234       08/31/1999      8/31/2013                            US
--------------------------------------------------------------------------------------------------------------------------
Round p. & square p. shovels with
ergo handles                                 D413,774       09/14/1999      9/14/2013                            US
--------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                            EXPIRATION
DESCRIPTION                                PATENT NO.    PATENT DATE           DATE          SERIAL NO.    COUNTRY FILED
-------------------------------------------------------------------------------------------------------------------------

Utility cart                                D459,564      06/25/2002        6/25/2016        29/141,548          US
-------------------------------------------------------------------------------------------------------------------------
Pruners with translucent handles            D457,402      05/21/2002        5/21/2016        29/146,609          US
-------------------------------------------------------------------------------------------------------------------------
Design true cut bypass hand pruner          D464,539      10/22/2002        10/22/2016       29/150,248          US
-------------------------------------------------------------------------------------------------------------------------
A bypass type hand pruner                   D472,433      04/O1/2003        4/1/2017         29/164,167          US
-------------------------------------------------------------------------------------------------------------------------
An apertured blade for a hand pruner        D476,199      06/24/2003        6/24/2017        29/175,892          US
-------------------------------------------------------------------------------------------------------------------------
True cut anvil hand purer                   D464,541      10/22/2002        10/22/2016       29/150,250          US
-------------------------------------------------------------------------------------------------------------------------
True cut hedge shears                       D478,792      08/26/2003        8/26/2017        29/150,245          US
-------------------------------------------------------------------------------------------------------------------------
Shears                                      D482,580      11/25/2003        11/25/2017       29/176,681          US
-------------------------------------------------------------------------------------------------------------------------
Scoop                                       D434,287      11/28/2000        11/28/2014                           US
-------------------------------------------------------------------------------------------------------------------------
Autotracking reel easy deck/patio hose
reel                                        D448,652      10/02/2001        10/2/2015        29/123,046          US
-------------------------------------------------------------------------------------------------------------------------
Autotracking workcenter cart hose reel      D449,914      10/30/2001        10/30/2015       29/123,045          US
-------------------------------------------------------------------------------------------------------------------------
True Cut Bypass Type Hand Pruner            D472,433       4/1/2003          4/1/2017        29/164,167          US
-------------------------------------------------------------------------------------------------------------------------
8" scraper                                  D449,143      10/09/2001        10/9/2015        29/122,450          US
-------------------------------------------------------------------------------------------------------------------------
7" scraper                                  D452,759      01/01/2002        1/1/2016         29/122,451          US
-------------------------------------------------------------------------------------------------------------------------
Wrought iron trellis                        D448,491      09/25/2001        9/25/2015        29/135,016          US
-------------------------------------------------------------------------------------------------------------------------
Replaceable blade pruner                    D458,070      06/04/2002        6/14/2016        29/142,746          US
-------------------------------------------------------------------------------------------------------------------------
Replaceable blade pruner                    6,625,888      9/30/2003        10/2/2021        09/968,662          US
-------------------------------------------------------------------------------------------------------------------------
Stone edge large (landscape 18"
section)                                    D448,861      10/02/2001        10/2/2015        29/135,740          US
-------------------------------------------------------------------------------------------------------------------------
Hose reel carrier (wall mount auto
hack)                                       D460,343      07/16/2002        7/16/2016        29/138,454          US
-------------------------------------------------------------------------------------------------------------------------
Hose reel carrier                             97287       04/30/2002        4/30/2007        2001-1970         CANADA
-------------------------------------------------------------------------------------------------------------------------
Tool handle grip                            D360,122      07/11/1995        7/11/2009.       29/015,575          US
-------------------------------------------------------------------------------------------------------------------------
Tool handle grip                              74824       09/22/1994        9/22/2004       1994-0332          CANADA
-------------------------------------------------------------------------------------------------------------------------
Snow scoop or similar article               D328,553      08/11/1992        8/11/2006         566,003            US
-------------------------------------------------------------------------------------------------------------------------
Snow shovel blade                           D329,176      09/08/1992        9/8/2006          566,030            US
-------------------------------------------------------------------------------------------------------------------------
Tool handle with hand grip                  D388,293      12/30/1997        12/30/2011       29/058,222          US
-------------------------------------------------------------------------------------------------------------------------
Collar for hand tools                       D329,013      09/01/1992        9/1/2006         07/117,104          US
-------------------------------------------------------------------------------------------------------------------------
Tool handle                                 D376,742      12/24/1996        12/24/2010       29/041,946          US
-------------------------------------------------------------------------------------------------------------------------
Garden rake head                            D376,301      12/10/1996        12/10/2010       29/043,580          US
-------------------------------------------------------------------------------------------------------------------------
Garden hoe head                             D376,519      12/17/I996        12/17/2010       29/043,581          US
-------------------------------------------------------------------------------------------------------------------------
Garden cultivator head                      D376,076      12/03/1996        12/3/2010        291043,582          US
-------------------------------------------------------------------------------------------------------------------------
Garden tool sleeve                          D379,422      05/27/1997        5/27/2011        29/043,583          US
-------------------------------------------------------------------------------------------------------------------------
Pair of handle grips                        D418,734      01/11/2000        1/11/2014        29/091,959          US
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                          EXPIRATION
DESCRIPTION                                PATENT NO.    PATENT DATE         DATE         SERIAL NO.       COUNTRY FILED
-------------------------------------------------------------------------------------------------------------------------

Wheelbarrow leg extension                   D408,955       04/27/1999      4/27/2013      29/087,354             US
-------------------------------------------------------------------------------------------------------------------------
Wheelbarrow leg extension                   D404,883       01/26/1999      4/26/2013      29/088,031             US
-------------------------------------------------------------------------------------------------------------------------
Wheelbarrow leg extension                   D404,881       01/26/1999      1/26/2013      29/088,029             US
-------------------------------------------------------------------------------------------------------------------------
Wheelbarrow leg extension                   D404,882       01/26/1999      1/26/2013      29/088,030             US
-------------------------------------------------------------------------------------------------------------------------
Wheelbarrow leg extension                   D408,607       04/20/1999      4/20/2013      29/091,343             US
-------------------------------------------------------------------------------------------------------------------------
Shovel element                              D435,406       12/26/2000     12/26/2014      29/091,790             US
-------------------------------------------------------------------------------------------------------------------------
Foot support                                D412,093       07/20/1999      7/20/2013      29/091,789             US
-------------------------------------------------------------------------------------------------------------------------
Lopper                                      D464,540       10/22/2002     10/22/2016      29/150,249             US
-------------------------------------------------------------------------------------------------------------------------
Hose hanger apparatus                       6,488,240      12/03/2002      12/3/2019      10/066,700             US
-------------------------------------------------------------------------------------------------------------------------
Round point shovel with toothed blade       D388,292       12/30/1997     12/30/2011      29/058,221             US
-------------------------------------------------------------------------------------------------------------------------
Scoop                                         91018        11/30/2000     11/30/2010       1999-3050           CANADA
-------------------------------------------------------------------------------------------------------------------------
Primers for cutting vegetation                 TBD                                        10/197,495             US
-------------------------------------------------------------------------------------------------------------------------
Pruners for cutting vegetation                 TBD                                         2,411,641           CANADA
-------------------------------------------------------------------------------------------------------------------------
Method of making textured edging               TBD                                        10/036,370             US
-------------------------------------------------------------------------------------------------------------------------
Improved quick connect tool                    TBD                                         2,455,687           CANADA
-------------------------------------------------------------------------------------------------------------------------
Conveyor painting system                       TBD                                        10/338,900             US
-------------------------------------------------------------------------------------------------------------------------
Universal replacement tool handle           5,415,448      05/16/1995      8/11/2013      08/104,289             US
-------------------------------------------------------------------------------------------------------------------------
Forklift                                    D355,292        2/7/1995       2/7/2009       29/012,188             US
-------------------------------------------------------------------------------------------------------------------------
Hose Reel Carrier Assembly                     TBD                                        10/994,859             US
-------------------------------------------------------------------------------------------------------------------------
Hose Reel Carrier Assembly                     N/A             N/A            N/A          2,346,502           CANADA
-------------------------------------------------------------------------------------------------------------------------
Tool Hanger                                  98,228         3/28/2002      3/28/2007                           CANADA
-------------------------------------------------------------------------------------------------------------------------
Snow Shovel                                  91,017        11/30/2000      11/30/200                           CANADA
-------------------------------------------------------------------------------------------------------------------------
Tool with Detachable Handle - Yukon
Snow Shovel                                    N/A             N/A            N/A          2,298,042           CANADA
-------------------------------------------------------------------------------------------------------------------------
Planter and method of manufacturing
same                                          TBD                                          2,346,629           CANADA
-------------------------------------------------------------------------------------------------------------------------
Watering Can                                 86,290         3/26/1999                                          CANADA
-------------------------------------------------------------------------------------------------------------------------
Hole Forming Assembly for Irrigation
Tubing                                      6,009,625       1/4/2000                      09/080,467             US
-------------------------------------------------------------------------------------------------------------------------
Plow Handle                                 D357,615       4/25/1995       4/25/2009      29/013,344             US
-------------------------------------------------------------------------------------------------------------------------
Striking tool head system & common
elongated handle for multiple tool
head assembles                              5,735,630      04/07/1998      4/4/2018       08/437,999             US
-------------------------------------------------------------------------------------------------------------------------
36" Snow pusher                              80,496        04/18/1997      4/18/2007                           CANADA
-------------------------------------------------------------------------------------------------------------------------
Lawn cart                                    76,833        07/20/1995      7/20/2005                           CANADA
-------------------------------------------------------------------------------------------------------------------------
Lawn cart                                    76,834        07/20/1995      7/20/2005                           CANADA
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                            EXPIRATION
DESCRIPTION                                PATENT NO.       PATENT DATE        DATE         SERIAL NO.      COUNTRY FILED
--------------------------------------------------------------------------------------------------------------------------

Cassette Hose Reel                          79225           10/11/1996      10/11/2006                         CANADA
--------------------------------------------------------------------------------------------------------------------------
Wheeled hose reel support                  D395,111         06/09/1998       6/9/2012       29/068,338           US
--------------------------------------------------------------------------------------------------------------------------
Wheeled hose reel support                   85784            2/12/1999       2/12/2009                         CANADA
--------------------------------------------------------------------------------------------------------------------------
Snow shovel                                D433,889         11/21/2000      11/21/2014                           US
--------------------------------------------------------------------------------------------------------------------------
Hose Reel                                   81,666           8/29/1997       8/29/2007                         CANADA
--------------------------------------------------------------------------------------------------------------------------
Handle for hand tools                      D314,500         02/12/1991       2/12/2005        146,146            US
--------------------------------------------------------------------------------------------------------------------------
Lawn rake                                  4,573,311        03/04/1986       7/14/2004      06/650,968           US
--------------------------------------------------------------------------------------------------------------------------
Lawn Rake                                  1,254,790         5/30/1989       5/30/2006        650,968          CANADA
--------------------------------------------------------------------------------------------------------------------------

   OWNED BY EITHER AMES TRUE TEMPER, INC. OR AMES TRUE TEMPER PROPERTIES, INC.

--------------------------------------------------------------------------------------------------------------------------
                                                                            EXPIRATION
DESCRIPTION                                PATENT NO.       PATENT DATE        DATE         SERIAL NO.      COUNTRY FILED
--------------------------------------------------------------------------------------------------------------------------

Aluminum hand trowel                        79,294          10/18/1996      10/18/2006                         CANADA
--------------------------------------------------------------------------------------------------------------------------
Aluminum hand transplanter                  79,295          10/18/1996      10/18/2006                         CANADA
--------------------------------------------------------------------------------------------------------------------------
Aluminum hand cultivator                    79,296          10/18/1996      10/18/2006                         CANADA
--------------------------------------------------------------------------------------------------------------------------
Sleigh shovel with wheels                   80495            4/18/1997       4/18/2007                         CANADA
--------------------------------------------------------------------------------------------------------------------------
Folding Handle for a Sleigh Shovel          80497            4/18/1997       4/18/2007                         CANADA
--------------------------------------------------------------------------------------------------------------------------
Portable hose cart frame assembly           83800            5/18/1998       5/8/2008                          CANADA
--------------------------------------------------------------------------------------------------------------------------
Rake-Mongoose handle                        84906            10/9/1998       10/9/2008                         CANADA
--------------------------------------------------------------------------------------------------------------------------
Rake-Mongoose handle                        84907            10/9/1998       10/9/2008                         CANADA
--------------------------------------------------------------------------------------------------------------------------
Wheel assembly and method of forming
such assembly                              605,735          07/03/1991       7/3/2007                         AUSTRALIA
--------------------------------------------------------------------------------------------------------------------------
Spreader agitator                           843270          10/02/1984       7/20/2009       843270            FRANCE
--------------------------------------------------------------------------------------------------------------------------
Head Assembly for a Rake                    57,256           2/4/1986          N/A                             CANADA
--------------------------------------------------------------------------------------------------------------------------
Collar for hand tools                       602836          03/11/1991      10/18/2004                         AUSTRIA
--------------------------------------------------------------------------------------------------------------------------
Collar for hand tools                      RME0041          11/11/1991      11/11/2016                          ITALY
--------------------------------------------------------------------------------------------------------------------------
Handles for digging tools                  0720522                           9/26/2016      94927648.9          EUROPE
--------------------------------------------------------------------------------------------------------------------------
Wheelbarrow with leg extension              11602           07/19/2000      10/30/2013       98 1096            MEXICO
--------------------------------------------------------------------------------------------------------------------------
Simulated brick trim apparatus               TBD                                            10/447,474            US
--------------------------------------------------------------------------------------------------------------------------
Dual material tool handle                    TBD                                            10/360,422            US
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                PATENT
                                                                                            PCT/US200         COOPERATION
Dual material tool handle                    TBD                                             3/036266           TREATY
--------------------------------------------------------------------------------------------------------------------------
Collapsible wheelbarrow and associated
method                                       TBD                                            10/216,071            US
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                            EXPIRATION
DESCRIPTION                                PATENT NO.       PATENT DATE        DATE         SERIAL NO.      COUNTRY FILED
--------------------------------------------------------------------------------------------------------------------------

Collapsible wheelbarrow and associated
method                                        TBD                                           10/737,047           US
--------------------------------------------------------------------------------------------------------------------------
Collapsible wheelbarrow and associated
method                                        TBD                                           091124074          TAIWAN
--------------------------------------------------------------------------------------------------------------------------
Collapsible wheelbarrow                       TBD                                           10/431,078           US
--------------------------------------------------------------------------------------------------------------------------
An anvil type hand pruner                     TBD                                           29/98/376            US
--------------------------------------------------------------------------------------------------------------------------
Shears                                        TBD                                           29/189/371           US
--------------------------------------------------------------------------------------------------------------------------
Wheelbarrow with leg extension                TBD                                                              CHILE
--------------------------------------------------------------------------------------------------------------------------
Wheelbarrow with leg extension                TBD                                                            ARGENTINA
--------------------------------------------------------------------------------------------------------------------------
Hose reel bench apparatus                     TBD                                           10/633,841           US
--------------------------------------------------------------------------------------------------------------------------
Hose reel bench                               TBD                                           29/187,610           US
--------------------------------------------------------------------------------------------------------------------------
Method of making textured edging              TBD                                           10/616,077           US
--------------------------------------------------------------------------------------------------------------------------
Improved quick connect tool                   TBD                                           10/352,667           US
--------------------------------------------------------------------------------------------------------------------------
Tool handle                                   TBD                                           29/187,840           US
--------------------------------------------------------------------------------------------------------------------------
Packaged wheelbarrow and associated
method                                        TBD                                           10/637,473           US
--------------------------------------------------------------------------------------------------------------------------
Pruner                                        TBD                                           29/187,851           US
--------------------------------------------------------------------------------------------------------------------------
Pruner                                        TBD                                           29/187,852           US
--------------------------------------------------------------------------------------------------------------------------
Garden cutting tool                           TBD                                           29/187,924           US
--------------------------------------------------------------------------------------------------------------------------
Pruner                                        TBD                                           29/187,929           US
--------------------------------------------------------------------------------------------------------------------------
Pruner (small)                                TBD                                           29/187,839           US
--------------------------------------------------------------------------------------------------------------------------
Pruner (large)                                TBD                                           29/187,923           US
--------------------------------------------------------------------------------------------------------------------------
Combination garden tool                       TBD                                           10/637,462           US
--------------------------------------------------------------------------------------------------------------------------
Wheelbarrow frame                             TBD                                           29/187,607           US
--------------------------------------------------------------------------------------------------------------------------
Molded article having hollow rim
portion and process for producing such
articles                                      TBD                                           03/001416          MEXICO
--------------------------------------------------------------------------------------------------------------------------
Molded article having hollow rim
portion and process for producing such
articles                                      TBD                                           10/344,781           US
--------------------------------------------------------------------------------------------------------------------------
True Cut Lopper Blade - 2 Hold Design         TBD                                                                US
--------------------------------------------------------------------------------------------------------------------------
Spreader Agitator                            54026          02/19/1985                      30-07-84-7         CANADA
--------------------------------------------------------------------------------------------------------------------------
A Spreader Agitator                         1021057         02/29/1984                        1021057            UK
--------------------------------------------------------------------------------------------------------------------------
Collar for Hand Tools                        62691          03/28/1989                                         CANADA
--------------------------------------------------------------------------------------------------------------------------
Head assembly for a post hold digger        850,406         01/31/1985                        850,406          FRANCE
--------------------------------------------------------------------------------------------------------------------------
Collar for hand tools                       882,507         04/15/1988      4/15/2013         882,507          FRANCE
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                       PATENT                         EXPIRATION                               COUNTRY
DESCRIPTION                              NO            PATENT DATE     . DATE           SERIAL NO.              FILED
--------------------------------------------------------------------------------------------------------------------------

Molded article having hollow rim
portion and process for producing
such articles                           TBD                                              2,419,426              CANADA
--------------------------------------------------------------------------------------------------------------------------
Hose storage device                     N/A                N/A            N/A             2223115               CANADA
--------------------------------------------------------------------------------------------------------------------------
Handles for digging tool             2,282,095         03/29/1995     3/29/2005                                   UK
--------------------------------------------------------------------------------------------------------------------------
Handles for Digging Tools            69407804           2/12/1998                          607804               GERMANY
--------------------------------------------------------------------------------------------------------------------------

II.  TRADEMARKS

AMES TRUE TEMPER PROPERTIES, INC.

--------------------------------------------------------------------------------------------------------------------------
                                                                                          RENEWAL              COUNTRY
MARK                                   REG. NO          SERIAL NO.        REG. DATE         DATE                FILED
--------------------------------------------------------------------------------------------------------------------------

Ultragrip                                N/A            78/295,504           N/A            N/A                  US
--------------------------------------------------------------------------------------------------------------------------
Ultragrip                                N/A             1,190,461           N/A            N/A                CANADA
--------------------------------------------------------------------------------------------------------------------------
Ames Copperhead                          N/A            78/323,955           N/A            N/A                  US
--------------------------------------------------------------------------------------------------------------------------
Awes True Temper                         N/A            76/100,239           N/A            N/A                  US
--------------------------------------------------------------------------------------------------------------------------
Ames True Temper                         N/A             1,162,086           N/A            N/A                CANADA
--------------------------------------------------------------------------------------------------------------------------
Ames True Temper Backyard                N/A            78/245,670           N/A            N/A                  US
Pro
--------------------------------------------------------------------------------------------------------------------------
Arctic Blast                             N/A            78/216,422           N/A            N/A                  US
--------------------------------------------------------------------------------------------------------------------------
Avalanche Ergo                           N/A            78/211,544           N/A            N/A                  US
--------------------------------------------------------------------------------------------------------------------------
Backyard Pro                             N/A            78/245,656           N/A            N/A                  US
--------------------------------------------------------------------------------------------------------------------------
Classic Contour                          NIA            78/285,470           N/A            N/A                  US
--------------------------------------------------------------------------------------------------------------------------
Deco-Garden                              N/A             1,099,213           N/A            N/A                CANADA
--------------------------------------------------------------------------------------------------------------------------
Earth Tools                              N/A             1,158,103           N/A            N/A                CANADA
--------------------------------------------------------------------------------------------------------------------------
Flat Free                                N/A            78/365,221           N/A            N/A                  US
--------------------------------------------------------------------------------------------------------------------------
Fold & Store                             N/A            78/391,619           N/A            N/A                  US
--------------------------------------------------------------------------------------------------------------------------
Gardenscapes                             N/A            78/297,362           N/A            N/A                  US
--------------------------------------------------------------------------------------------------------------------------
Lawn Buddy                            TMA608404          1,158,102       04/23/2004      04/23/2019            CANADA
--------------------------------------------------------------------------------------------------------------------------
Modern Classics                          N/A            78/240,434           N/A            NIA                  US
--------------------------------------------------------------------------------------------------------------------------
Natural Fit                              N/A            78/192,937           N/A            N/A                  US
--------------------------------------------------------------------------------------------------------------------------
Natural Fit                              N/A             1,181,186           N/A            N/A                CANADA
--------------------------------------------------------------------------------------------------------------------------
Nature Expert                            N/A            78/211,533           N/A            N/A                  US
--------------------------------------------------------------------------------------------------------------------------
Nordic                                   N/A             1,011,809           N/A            NIA I              CANADA
--------------------------------------------------------------------------------------------------------------------------
Real Tools for Kids                      N/A             1,181,566           N/A            N/A                CANADA
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                          RENEWAL              COUNTRY
MARK                                   REG. NO          SERIAL NO.        REG. DATE         DATE                FILED
--------------------------------------------------------------------------------------------------------------------------

Rhino                                     N/A            78/317,499            N/A           N/A                 US
--------------------------------------------------------------------------------------------------------------------------
Silver Max                                N/A            78/335,540            N/A           N/A                 US
--------------------------------------------------------------------------------------------------------------------------
True Temper Silver Max                    N/A            78/335,553            N/A           N/A                 US
--------------------------------------------------------------------------------------------------------------------------
Zero Friction                             N/A            78/240,419            N/A           N/A                 US
--------------------------------------------------------------------------------------------------------------------------
Action Hoe                             1,050,526         73/073,543        10/19/1976    10/19/2006              US
--------------------------------------------------------------------------------------------------------------------------
Alpine                                 TMA530150           874,113         07/14/2000    07/14/2015            CANADA
--------------------------------------------------------------------------------------------------------------------------
American                                826,082          72/248,760        03/21/1967     3/21/2007              US
--------------------------------------------------------------------------------------------------------------------------
Ames                                    262,338          71/282,456        10/08/1929    10/8/2009               US
--------------------------------------------------------------------------------------------------------------------------
Ames                                   TMA531596          712,229          08/22/2000     8/22/2015            CANADA
--------------------------------------------------------------------------------------------------------------------------
Ames Since 1774 & Design                800,650          72/211,548        12/21/1965    12/21/2005              US
--------------------------------------------------------------------------------------------------------------------------
Ames Since 1774 & Design                182235            19956736         05/29/1997    05/29/2007            NORWAY
--------------------------------------------------------------------------------------------------------------------------
Ames Since 1774 & Design                323479            199512357        05/23/1997    05/23/2007            SWEDEN
--------------------------------------------------------------------------------------------------------------------------
Ames Since 1774. & Design              39543404          395434041         10/14/1996    10/30/2005           GERMANY
--------------------------------------------------------------------------------------------------------------------------
Ames Since 1774 & Design               TMA538278           712,230         12/05/2000    12/05/2015            CANADA
--------------------------------------------------------------------------------------------------------------------------
Ames Since 1774 & Design                                                                                       UNITED
                                       2042675            2042675         10/26/1995    10/26/2005            KINGDOM
--------------------------------------------------------------------------------------------------------------------------
Ames Since 1774 & Design                588763             858034          10/26/1995    10/26/2005           BENELUX
--------------------------------------------------------------------------------------------------------------------------
Ames Since 1774 & Design               95593794           95593794         10/23/1995    10/22/2005           FRANCE
--------------------------------------------------------------------------------------------------------------------------
Auto Track                             2,556,624         75/726,705        04/02/2002    04/02/2012              US
--------------------------------------------------------------------------------------------------------------------------
Auto Track                             TMA563790           1019237         06/20/2002    06/20/2017            CANADA
--------------------------------------------------------------------------------------------------------------------------
Bantam & Design                         821,115          72/249,196        12/27/1966    12/27/2006              US
--------------------------------------------------------------------------------------------------------------------------
Big 10                                 2,110,016         75/147,708        10/28/1997    10/27/2007              US
--------------------------------------------------------------------------------------------------------------------------
Big 10                                 TMA520504          829,335          12/14/1999    12/14/2014            CANADA
--------------------------------------------------------------------------------------------------------------------------
Black Beauty                           TMA434308          731,485          10/07/1994    10/07/2009            CANADA
--------------------------------------------------------------------------------------------------------------------------
Black Beauty                           1,385,912         73/553,032        03/11/1986    03/11/2006              US
--------------------------------------------------------------------------------------------------------------------------
Black Cat                              TMA211834           382,362         01/30/1976    01/30/2006            CANADA
--------------------------------------------------------------------------------------------------------------------------
Blue Max                               TMA541805           868,922         03/01/2001    03/01/2016            CANADA
--------------------------------------------------------------------------------------------------------------------------
Bull Dog                                 TMDA
                                        012160             059,788         07/30/1907    07/30/2017            CANADA
--------------------------------------------------------------------------------------------------------------------------
Bull Dog                                185,969          71/188,613        07/01/1924     7/1/2004               US
--------------------------------------------------------------------------------------------------------------------------
Clear Cut                              2,541,597         76/043,040        02/19/2002    02/19/2012              US
--------------------------------------------------------------------------------------------------------------------------
Comet                                   237,935          71/243,249        01/24/1928     1/24/2008              US
--------------------------------------------------------------------------------------------------------------------------
Comfort Plus                          TMA434310            731,489         10/07/1994    10/07/2009            CANADA
--------------------------------------------------------------------------------------------------------------------------
Deco-Garden                            2,667,036        76/161,333         12/24/2002    12/24/2012              US
--------------------------------------------------------------------------------------------------------------------------
Deco-Garden                            2,786,600        78/201,431         11/25/2003    11/25/2013              US
--------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               RENEWAL
MARK                                      REG. NO.          SERIAL NO.        REG. DATE         DATE            COUNTRY FILED
-----------------------------------------------------------------------------------------------------------------------------------

Dig-ezy                                  TMA434317           733,254        10/07/1994        10/07/2009           CANADA
----------------------------------------------------------------------------------------------------------------------------------
Dig-ezy                                   988,345           72/455,520      07/16/1974        7/16/2004              US
----------------------------------------------------------------------------------------------------------------------------------
Drive-ezy                                 672,780           72/055,495      01/20/1959        1/20/2009              US
----------------------------------------------------------------------------------------------------------------------------------
Earth Tools                              2,599,804          76/278,174      07/23/2002        07/23/2012             US
----------------------------------------------------------------------------------------------------------------------------------
Easy Roller                              2,047,129          74/711,301      03/25/1997        03/25/2007             US
----------------------------------------------------------------------------------------------------------------------------------
Falcon                                   1,900,370          74/538,264      06/20/1995        6/20/2005              US
----------------------------------------------------------------------------------------------------------------------------------
Fox                                      TMA210621           382,360        11/14/1975        11/14/2005           CANADA
----------------------------------------------------------------------------------------------------------------------------------
Fox & Design                                TMDA             484,256        11/09/1917        11/09/2012           CANADA
                                           023002
----------------------------------------------------------------------------------------------------------------------------------
Fox & Design                              185,955           71/188,614      07/01/1924         7/1/2004              US
----------------------------------------------------------------------------------------------------------------------------------
Freezer-Maid                              784,624           72/186,729      02/09/1965         2/9/2005              US
----------------------------------------------------------------------------------------------------------------------------------
Fresh Cut                                2,738,409          76/326,738      07/15/2003        07/15/2013             US
----------------------------------------------------------------------------------------------------------------------------------
Garant                                   1,380,138          73/528,237      01/28/1986        01/28/2006             US
----------------------------------------------------------------------------------------------------------------------------------
Gard 'N' Grip                            TMA442974           683,031        05/19/1995        05/19/2010           CANADA
----------------------------------------------------------------------------------------------------------------------------------
Gard'n Grip                              2,645,671          76/347,968      11/05/2002        11/05/2012             US
----------------------------------------------------------------------------------------------------------------------------------
Grain Hog                                1,365,261          73/527,590      10/15/1985        10/15/2005             US
----------------------------------------------------------------------------------------------------------------------------------
Grain Hog                                TMA438385           731,488        01/27/1995        1/27/2010            CANADA
----------------------------------------------------------------------------------------------------------------------------------
Greensweeper                              964,130           72/433,285      07/17/1973        07/17/2003             US
----------------------------------------------------------------------------------------------------------------------------------
Greensweeper                             TMA434488           731,423        10/14/1994        10/14/2009           CANADA
----------------------------------------------------------------------------------------------------------------------------------
Gromaster                                1,493,926          73/699,739      06/28/1988        06/28/2008             US
----------------------------------------------------------------------------------------------------------------------------------
Gromaster & Design                       1,494,847          73/699,738      07/05/1988        07/05/2008             US
----------------------------------------------------------------------------------------------------------------------------------
Groove-Loc                               TMA135115           268,048        04/03/1964        04/03/2009           CANADA
----------------------------------------------------------------------------------------------------------------------------------
Hose King                                1,564,559          73/771,875      11/07/1989        11/07/2009             US
----------------------------------------------------------------------------------------------------------------------------------
Hose King & Design                       TMA440507           731,484        03/17/1995        03/17/2010           CANADA
----------------------------------------------------------------------------------------------------------------------------------
Jackson                                   708,354           72/093,611      12/13/1960        12/13/2010             US
----------------------------------------------------------------------------------------------------------------------------------
Jackson                                   708,388           72/093,612      12/13/1960        12/13/2010             US
----------------------------------------------------------------------------------------------------------------------------------
Jackson Blue Max                         2,495,585          75/859,395      10/09/2001        10/9/2011              US
----------------------------------------------------------------------------------------------------------------------------------
Knox-All                                  173,433           71/166,645      09/25/1923        9/25/2003              US
----------------------------------------------------------------------------------------------------------------------------------
Kodiak                                   1,505,621          73/699,359      09/27/1988        9/27/2008              US
----------------------------------------------------------------------------------------------------------------------------------
Landscaper Tough                         1,829,212          74/400,257      04/05/1994        04/05/2014             US
----------------------------------------------------------------------------------------------------------------------------------
Lawn Buddy                               2,639,152          76/320,209      10/22/2002        10/22/2012             US
----------------------------------------------------------------------------------------------------------------------------------
Lawn-Groom                                788,994           72/175,423      05/04/1965         5/4/2005              US
----------------------------------------------------------------------------------------------------------------------------------
Level Best                               TMA538792           847,392        12/18/2000        12/18/2015           CANADA
----------------------------------------------------------------------------------------------------------------------------------
Level Best                               2,200,563          75/283,323      10/27/1998        10/27/2008             US
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               RENEWAL
MARK                                      REG. NO.          SERIAL NO.        REG. DATE         DATE            COUNTRY FILED
-----------------------------------------------------------------------------------------------------------------------------------

Long John                                  800,656          72/216,179      12/21/1965        12/21/2005             US
----------------------------------------------------------------------------------------------------------------------------------
Lynx                                      1,507,860         73/699,360      10/11/1988        10/11/2008             US
----------------------------------------------------------------------------------------------------------------------------------
Miracle                                   TMA445546           731,487       07/28/1995        07/28/2010           CANADA
----------------------------------------------------------------------------------------------------------------------------------
Moose                                     TMA210381           382,361       10/31/1975        10/31/2005           CANADA
----------------------------------------------------------------------------------------------------------------------------------
Nordic                                    2,413,629         75/681,207      12/19/2000        12/19/2010             US
----------------------------------------------------------------------------------------------------------------------------------
Peerless-Ram                              1,022,292         72/455,521      10/07/1975         10/7/2005             US
----------------------------------------------------------------------------------------------------------------------------------
Pony                                       607,255          71/669,519      06/14/1955         6/14/2005             US
----------------------------------------------------------------------------------------------------------------------------------
Pony                                      TMA434309           731,486       10/07/1994        10/07/2009           CANADA
----------------------------------------------------------------------------------------------------------------------------------
Power Step                                TMA462065           706,670       08/30/1996        08/30/2011           CANADA
----------------------------------------------------------------------------------------------------------------------------------
Power Surge                               2,232,088         75/425,938      03/16/1999        03/16/2009             US
----------------------------------------------------------------------------------------------------------------------------------
Rake; Gather, Go                          TMA540012           866,763       01/22/2001        01/22/2016           CANADA
----------------------------------------------------------------------------------------------------------------------------------
Real Tools for Kids                       2,819,799         78/200,753      03/02/2004        03/02/2014             US
----------------------------------------------------------------------------------------------------------------------------------
Reel Easy                                 2,007,257         74/685,082      10/08/1996        10/08/2006             US
----------------------------------------------------------------------------------------------------------------------------------
Reel Easy                                  2165250            2165250       04/24/1998        04/24/2008           UNITED
                                                                                                                   KINGDOM
----------------------------------------------------------------------------------------------------------------------------------
Reeleasy & Design                         2,508,296         75/263,231      11/20/2001        11/20/2011             US
----------------------------------------------------------------------------------------------------------------------------------
Roto-Edger                                 576,045          71/632,291      06/16/1953         6/16/2013             US
----------------------------------------------------------------------------------------------------------------------------------
Safety Sleeve                             2,733,053         76/304,055      07/01/2003        07/01/2013             US
----------------------------------------------------------------------------------------------------------------------------------
Simu-Slate                                2,698,759         78/053,993      03/18/2003        03/18/2013             US
----------------------------------------------------------------------------------------------------------------------------------
Simu-Slate                                TMA587037          1,097,608      08/13/2003        08/13/2018           CANADA
----------------------------------------------------------------------------------------------------------------------------------
Site Safe                                 2,200,564         75/283,324      10/27/1998        10/27/2008             US
----------------------------------------------------------------------------------------------------------------------------------
Site Safe                                 TMA538794           847,390       12/18/2000        12/18/2015           CANADA
----------------------------------------------------------------------------------------------------------------------------------
Site Safe                                 TMA540197           872,463       01/24/2001        01/24/2016           CANADA
----------------------------------------------------------------------------------------------------------------------------------
Snow Hawk                                 2,405,654         75/739,529      11/21/2000        11/21/2010             US
----------------------------------------------------------------------------------------------------------------------------------
Snowblazer                                2,794,883         78/200,387      12/16/2003        12/16/2013             US
----------------------------------------------------------------------------------------------------------------------------------
Snozone                                   2,181,460         75/236,579      08/11/1998        08/11/2008             US
----------------------------------------------------------------------------------------------------------------------------------
Steel*Lite                                 996,374          72/455,519      10/22/1974        10/22/2004             US
----------------------------------------------------------------------------------------------------------------------------------
Stinger & Design                          TMA440294           731,503       03/10/1995        03/10/2010           CANADA
----------------------------------------------------------------------------------------------------------------------------------
Stone Edge                                2,670,355         78/053,451      12/31/2002        12/31/2012             US
----------------------------------------------------------------------------------------------------------------------------------
Stone Edge                                TMA587293          1,097,604      08/14/2003        08/14/2018           CANADA
----------------------------------------------------------------------------------------------------------------------------------
Sturde                                      TMDA              123,809       04/22/1925        04/22/2005           CANADA
                                           037623
----------------------------------------------------------------------------------------------------------------------------------
Super D                                   TRA355357           608,721       05/05/1989        05/05/2004           CANADA
----------------------------------------------------------------------------------------------------------------------------------
Super D                                   1,257,581         73/364,637      11/15/1983        11/15/2003             US
----------------------------------------------------------------------------------------------------------------------------------
Super D & Design                          1,388,352         73/546,678      04/01/1986         4/1/2006               US
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               RENEWAL
MARK                                      REG. NO.          SERIAL NO.        REG. DATE         DATE            COUNTRY FILED
-----------------------------------------------------------------------------------------------------------------------------------

Thermo-Wrap                               2,324,882         75/428,612        02/29/2000      02/28/2010              US
-----------------------------------------------------------------------------------------------------------------------------------
Total Control                             TMA544007           874,337         04/23/2001       4/23/2016            CANADA
-----------------------------------------------------------------------------------------------------------------------------------
Total Control                             2,336,658         75/448,571        03/28/2000      03/28/2010              US
-----------------------------------------------------------------------------------------------------------------------------------
Treadstep                                 2,438,415         75/928,494        03/27/2001       3/27/2011              US
-----------------------------------------------------------------------------------------------------------------------------------
Tred Step                                 TMA544014           874,338         04/23/2001      4/23/2016             CANADA
-----------------------------------------------------------------------------------------------------------------------------------
True American                             2,257,714         75/291,427        06/29/1999      06/29/2009              US
-----------------------------------------------------------------------------------------------------------------------------------
True Temper                                283,564          71/310,276        06/02/1931       6/2/2011               US
-----------------------------------------------------------------------------------------------------------------------------------
True Temper                               2,205,580         75/366,798        11/24/1998      11/24/2008              US
-----------------------------------------------------------------------------------------------------------------------------------
True Temper                                260,024          71/279,523        08/13/1929      8/13/2009               US
-----------------------------------------------------------------------------------------------------------------------------------
True Temper                                50,733             2745/66         08/04/1967      08/04/2007           FINLAND
-----------------------------------------------------------------------------------------------------------------------------------
True Temper & Design                       355504                             06/15/1987      06/15/2007         SWITZERLAND
-----------------------------------------------------------------------------------------------------------------------------------
True Temper & Design                        TMDA              146,814         07/16/1930      07/16/2015            CANADA
                                           049932
-----------------------------------------------------------------------------------------------------------------------------------
True Temper                                101,553          A 6320 9WZ        06/19/1917      06/19/1997           GERMANY
-----------------------------------------------------------------------------------------------------------------------------------
True Temper                               2,052,057        T 32 112/8 WZ      12/15/1993      06/30/2001           GERMANY
-----------------------------------------------------------------------------------------------------------------------------------
True Temper                                157,334           19915477         06/24/1993       6/24/2013            NORWAY
-----------------------------------------------------------------------------------------------------------------------------------
True Temper Basics                        TMA478048           755,926         06/18/1997      06/18/2012            CANADA
-----------------------------------------------------------------------------------------------------------------------------------
True Temper Classic Plus                  1,869,244         74/415,133        12/27/1994      12/27/2004              US
-----------------------------------------------------------------------------------------------------------------------------------
True Temper EZ2 Handle                    2,450,140         75/809,652        05/08/2001       5/8/2011               US
-----------------------------------------------------------------------------------------------------------------------------------
True Temper Flat Free                     2,481,931         76/012,394        08/28/2001      08/28/2011              US
-----------------------------------------------------------------------------------------------------------------------------------
True Temper Gardener                      2,792,785         78/053,783        12109/2003      12/09/2013              US
-----------------------------------------------------------------------------------------------------------------------------------
True-Cut                                  TMA542819           868,921         03/21/2001      03/21/2016            CANADA
-----------------------------------------------------------------------------------------------------------------------------------
TT                                         770,296          72/170,241        05/26/1964       5/26/2004              US
-----------------------------------------------------------------------------------------------------------------------------------
TT & Design                               TMA137619           814,919         10/09/1964      10/09/2009            CANADA
-----------------------------------------------------------------------------------------------------------------------------------
TT & Design                                397,113                            07/01/1991      07/01/2011         SWITZERLAND
-----------------------------------------------------------------------------------------------------------------------------------
TT & Design                                51,997             2746/66         03/20/1968      03/20/2008           FINLAND
-----------------------------------------------------------------------------------------------------------------------------------
Yukon                                     TMA543346           874,112         04/03/2001      04/03/2016            CANADA
-----------------------------------------------------------------------------------------------------------------------------------
Courtyard Series                          2,161,842         75/281,493         6/2/1998        6/2/2008               US
-----------------------------------------------------------------------------------------------------------------------------------
Dynalite                                   765,040          72/169,084         2/18/1964       2/18/2004              US
-----------------------------------------------------------------------------------------------------------------------------------
Greenhouse Series                         2,161,841         75/281,491         6/2/1998        6/2/2008               US
-----------------------------------------------------------------------------------------------------------------------------------
Gromaster Series                          2,197,412         75/281,492        10/20/1998      10/20/2008              US
-----------------------------------------------------------------------------------------------------------------------------------
Shark Attack                              2,102,150         75/061,300         9/30/1997       9/30/2007              US
-----------------------------------------------------------------------------------------------------------------------------------
Stinger & Design                          1,620,874         74/033,101         11/6/1990                              US
-----------------------------------------------------------------------------------------------------------------------------------
The Old Gardener                          1,916,000         74/480,878         9/5/1995        9/5/2005               US
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               RENEWAL
MARK                                      REG. NO.          SERIAL NO.        REG. DATE         DATE            COUNTRY FILED
----------------------------------------------------------------------------------------------------------------------------------

Tuf-Max                                   2,437,446         75/546,828        3/20/2001      3/20/2011               US
----------------------------------------------------------------------------------------------------------------------------------
Tuf-Plus                                 2,419,727          75/546,443         1/9/2001       1/9/2011               US
----------------------------------------------------------------------------------------------------------------------------------
Grow America                             2,138,181          75/058,294        2/24/1998       2/24/2008              US
----------------------------------------------------------------------------------------------------------------------------------
Nature's Edge                            2,755,691          76/447,250        8/26/2003       8/26/2013              US
----------------------------------------------------------------------------------------------------------------------------------
Nursery Series                           2,183,136          75/281,490        8/18/1998       8/18/2008              US
----------------------------------------------------------------------------------------------------------------------------------
Softside                                    N/A             78/403,171           N/A             N/A                 US
----------------------------------------------------------------------------------------------------------------------------------
Northface                                   N/A             78/150,721           N/A             N/A                 US
----------------------------------------------------------------------------------------------------------------------------------
Ames True Temper Avalanche Ergo             N/A             78/211,553           N/A             N/A                 US
----------------------------------------------------------------------------------------------------------------------------------
Easy Store                                  N/A             78/193,725           N/A             N/A                 US
----------------------------------------------------------------------------------------------------------------------------------
True Temper Easy Store                      N/A             78/193,730           N/A             N/A                 US
----------------------------------------------------------------------------------------------------------------------------------
Garden Chariot                              N/A             78/415,620           N/A             N/A                 US
----------------------------------------------------------------------------------------------------------------------------------
Brick Basics                                N/A             78/168,259           N/A             N/A                 US
----------------------------------------------------------------------------------------------------------------------------------
Nature's Edge                               N/A             1,161,285            N/A             N/A               CANADA
----------------------------------------------------------------------------------------------------------------------------------
TT & Design                               253,226           199106289         11/5/1993       11/5/2003            SWEDEN
----------------------------------------------------------------------------------------------------------------------------------
TT & Design                               253,225           199106288         11/5/1993       11/5/2003            SWEDEN
----------------------------------------------------------------------------------------------------------------------------------

                             AMES TRUE TEMPER, INC.
                             ----------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               RENEWAL
MARK                                      REG. NO.          SERIAL NO.        REG. DATE         DATE            COUNTRY FILED
----------------------------------------------------------------------------------------------------------------------------------

Feather Lite                            2,462,918         75/507,481          06/19/2001      06/19/2011             US
----------------------------------------------------------------------------------------------------------------------------------
Wristsaver                              2,278,385          75/345,735        09/14/1999       09/14/2009             US
----------------------------------------------------------------------------------------------------------------------------------
Poly-punch                               2,246,576         75/298,236        05/18/1999       05/18/2009             US
----------------------------------------------------------------------------------------------------------------------------------
Tradesman                                2,296,733         75/395,964        11/30/1999       11/30/2009             US
----------------------------------------------------------------------------------------------------------------------------------
Yellowjacket Brand & Design              1,340,745         73/251,697        06/11/1985       06/11/2005             US
----------------------------------------------------------------------------------------------------------------------------------
Reel Easy & Design                          N/A             1,085,286            N/A             N/A               CANADA
----------------------------------------------------------------------------------------------------------------------------------
Ames Since 1774 & Design                  207782            199506120        10/15/1997       10/15/2007           FINLAND
----------------------------------------------------------------------------------------------------------------------------------
Ames Since 1774 & Design                  4344695          H07-113790        12/17/1999       12/17/2009            JAPAN
----------------------------------------------------------------------------------------------------------------------------------
Bronco                                   2,284,402         75/263,232        10/12/1999       10/12/2009             US
----------------------------------------------------------------------------------------------------------------------------------
Douglas                                   989,919          72/427,355        08/06/1974                              US
----------------------------------------------------------------------------------------------------------------------------------
Reel Easy                                TMA551491           816,531         09/25/2001       09/25/2016           CANADA
----------------------------------------------------------------------------------------------------------------------------------
Reel Easy                                 854950             854950          10/04/1999       06/18/2008        EPO Community
                                                                                                                  Trademark
----------------------------------------------------------------------------------------------------------------------------------
Stinger                                   2,332,195        75/662,535         03/21/2000      3/21/2010               US
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             RENEWAL
MARK                                     REG. NO.          SERIAL NO.        REG. DATE        DATE            COUNTRY FILED
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                             US (Oregon State
Miscellaneous Design                      T20156          OR3000002677        2/19/1985                       Registration)
---------------------------------------------------------------------------------------------------------------------------------
TT & Design                               73,034             90,075          11/23/1967      11/23/2007           NORWAY
---------------------------------------------------------------------------------------------------------------------------------
Big 8                                    TMA520496           829,334         12/14/1999      12/14/2014           CANADA
---------------------------------------------------------------------------------------------------------------------------------
Power Step                                152820B            152820          05/01/1992      04/30/2009           IRELAND
---------------------------------------------------------------------------------------------------------------------------------
Power Surge                              TMA520503           829,338         12/14/1999      12/14/2014           CANADA
---------------------------------------------------------------------------------------------------------------------------------
Power-Collar                              161965             161965          03/30/1994       3/29/2011           IRELAND
---------------------------------------------------------------------------------------------------------------------------------
True Temper                             1907 303VR             N/A           07/24/1907      07/24/2007           DENMARK
---------------------------------------------------------------------------------------------------------------------------------
True Temper                             1937 1402VR            N/A           11/20/1937      11/20/2007           DENMARK
---------------------------------------------------------------------------------------------------------------------------------
True Temper                             1937 1043VR            N/A           11/20/1937      11/20/2007           DENMARK
---------------------------------------------------------------------------------------------------------------------------------
True Temper                               73177B             73177B          07/10/1967      07/10/2016           IRELAND
---------------------------------------------------------------------------------------------------------------------------------
True Temper                               114,959            114,959         05/23/1984      05/23/2005           IRELAND
---------------------------------------------------------------------------------------------------------------------------------
True Temper                                 N/A            3140 2001MI           N/A             N/A               ITALY
---------------------------------------------------------------------------------------------------------------------------------
True Temper                              B1370727           B1370727          2/5/1993       01/21/2006           UNITED
                                                                                                                  KINGDOM
---------------------------------------------------------------------------------------------------------------------------------
True Temper                               137,884            872524          08/03/1989      08/03/2009           NORWAY
---------------------------------------------------------------------------------------------------------------------------------
True Temper (Device)                     1,481,426         INPI946604        08/03/1988      08/03/2008           FRANCE
---------------------------------------------------------------------------------------------------------------------------------
TT & Design                             1967 1400VR        1966 2942VA       05/12/1967      05/12/2007           DENMARK
---------------------------------------------------------------------------------------------------------------------------------
TT True Temper                          1967 2864VR        1966 4853VA       10/06/1967      10/06/2007           DENMARK
---------------------------------------------------------------------------------------------------------------------------------

  OWNED BY EITHER AMES TRUE TEMPER, INC. OR AMES TRUE TEMPER PROPERTIES, INC.
  ---------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             RENEWAL
MARK                                 REG. NO.              SERIAL NO.        REG. DATE         DATE            COUNTRY FILED
---------------------------------------------------------------------------------------------------------------------------------

Garant                                                      91046830                                               TAIWAN
----------------------------------------------------------------------------------------------------------------------------------
Garant                                                       3401038                                               CHINA
----------------------------------------------------------------------------------------------------------------------------------
Garant                                                       3401037                                               CHINA
----------------------------------------------------------------------------------------------------------------------------------
Garant                               1,066,292              91046831         11/16/2003      11/15/2013            TAIWAN
----------------------------------------------------------------------------------------------------------------------------------
Ames                                                         3401022                                               CHINA
----------------------------------------------------------------------------------------------------------------------------------
Ames                                                         3401012                                               CHINA
----------------------------------------------------------------------------------------------------------------------------------
Ames                                                         3401041                                               CHINA
----------------------------------------------------------------------------------------------------------------------------------
Ames                                                         3401040                                               CHINA
----------------------------------------------------------------------------------------------------------------------------------
Ames                                                         3401039                                               CHINA
----------------------------------------------------------------------------------------------------------------------------------
Ames Since 1774 & Design                                     103943                                             PHILIPPINES
----------------------------------------------------------------------------------------------------------------------------------
Ames True Temper                                             3455431                                               CHINA
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                               RENEWAL
MARK                                       REG. NO.        SERIAL NO.        REG. DATE           DATE            COUNTRY FILED
---------------------------------------------------------------------------------------------------------------------------------

Ames True Temper                                              3455415                                               CHINA
---------------------------------------------------------------------------------------------------------------------------------
Ames True Temper                                              3455414                                               CHINA
---------------------------------------------------------------------------------------------------------------------------------
Ames True Temper                                              3455413                                               CHINA
---------------------------------------------------------------------------------------------------------------------------------
Ames True Temper                                              3455412                                               CHINA
---------------------------------------------------------------------------------------------------------------------------------
Papagayo                                                                                                          COSTA RICA
---------------------------------------------------------------------------------------------------------------------------------
True Temper                                                   3401035                                               CHINA
---------------------------------------------------------------------------------------------------------------------------------
True Temper                                                   3401036                                               CHINA
---------------------------------------------------------------------------------------------------------------------------------
True Temper                                                   3401034                                               CHINA
---------------------------------------------------------------------------------------------------------------------------------
True Temper                                                   3401033                                               CHINA
---------------------------------------------------------------------------------------------------------------------------------
True Temper                                                   3401013                                               CHINA
---------------------------------------------------------------------------------------------------------------------------------
A Ames & Design                            525882             406076           10/30/1998      10/30/2008           CHILE
---------------------------------------------------------------------------------------------------------------------------------
Ames                                      1,062,998          91046832          11/01/2003      10/31/2013           TAIWAN
---------------------------------------------------------------------------------------------------------------------------------
Ames                                      1,065,565          91046833          11/16/2003      11/15/2013           TAIWAN
---------------------------------------------------------------------------------------------------------------------------------
Ames                                      1,066,294          91046834          11/16/2003      11/15/2013           TAIWAN
---------------------------------------------------------------------------------------------------------------------------------
Ames                                      1,070,495          91046835          12/01/2003      11/30/2013           TAIWAN
---------------------------------------------------------------------------------------------------------------------------------
Ames                                      1,063,723          91046836          11/01/2003      10/31/2013           TAIWAN
---------------------------------------------------------------------------------------------------------------------------------
Ames & Design                              101555             800650                                                ISRAEL
---------------------------------------------------------------------------------------------------------------------------------
Ames Lawn and Garden Tools                 647507             329103           05/04/1999      05/04/2009           MEXICO
---------------------------------------------------------------------------------------------------------------------------------
Ames Since 1774 & Design                    96770                              08/28/1996                         COSTA RICA
---------------------------------------------------------------------------------------------------------------------------------
Ames True Temper                          1,076,007          092011050         12/01/2003      11/30/2013           TAIWAN
---------------------------------------------------------------------------------------------------------------------------------
Ames True Temper                          1,076,122          092011051         12/01/2003      11/30/2013           TAIWAN
---------------------------------------------------------------------------------------------------------------------------------
Ames True Temper                          1,074,465          092011052         12/01/2003      11/30/2013           TAIWAN
---------------------------------------------------------------------------------------------------------------------------------
Ames True Temper                          1,080,916          092011053         01/16/2004      01/15/2014           TAIWAN
---------------------------------------------------------------------------------------------------------------------------------
Ames True Temper                          1,077,047          092011054         12/01/2003      11/30/2013           TAIWAN
---------------------------------------------------------------------------------------------------------------------------------
Badger                                     403,639             52194           05/23/1985      10/22/2004          BENELUX
---------------------------------------------------------------------------------------------------------------------------------
Eco Masters                                566952                              12/15/1997      11/04/2007           MEXICO
---------------------------------------------------------------------------------------------------------------------------------
Jackson                                   87002255          MA/2255/87         12/22/1997      06/09/2004          MALAYSIA
---------------------------------------------------------------------------------------------------------------------------------
Papagayo                                   135069                              05/15/2003      05/15/2013         DOMINICAN
                                                                                                                   REPUBLIC
---------------------------------------------------------------------------------------------------------------------------------
Rake Gather & Go                          2,408,455         75/839,716         11/28/2000      11/28/2010             US
---------------------------------------------------------------------------------------------------------------------------------
True Temper                               1,865,923          2.360.541         04/04/2002      04/04/2012         ARGENTINA
---------------------------------------------------------------------------------------------------------------------------------
True Temper                               006999670          39054/78          09/25/1979      09/25/1999           BRAZIL
---------------------------------------------------------------------------------------------------------------------------------
True Temper                                242503             AM/0283          11/22/1988      11/22/2008         INDONESIA
---------------------------------------------------------------------------------------------------------------------------------
True Temper                                132359                              06/15/1966      06/15/2001           MEXICO
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               RENEWAL
MARK                                      REG. NO.          SERIAL NO.        REG. DATE         DATE            COUNTRY FILED
-----------------------------------------------------------------------------------------------------------------------------------

True Temper                               1,865,922         2.360.540         04/04/2002      04/04/2012          ARGENTINA
----------------------------------------------------------------------------------------------------------------------------------
True Temper                                B454740            454740          11/03/1986      11/03/2007          AUSTRALIA
----------------------------------------------------------------------------------------------------------------------------------
True Temper                                B454742            454742          11/03/1986      11/03/2007          AUSTRALIA
----------------------------------------------------------------------------------------------------------------------------------
True Temper                                118661             169046          09/10/1987      09/09/2007          THAILAND
----------------------------------------------------------------------------------------------------------------------------------
True Temper                                127376             169047          09/10/1987      09/09/2007          THAILAND
----------------------------------------------------------------------------------------------------------------------------------
True Temper                                118533             169048          09/10/1987      09/09/2007          THAILAND
----------------------------------------------------------------------------------------------------------------------------------
True Temper                                118599             169049          09/10/1987      09/09/2007          THAILAND
----------------------------------------------------------------------------------------------------------------------------------
True Temper                                53.741              4.187          11/28/1967      11/28/1997          VENEZUELA
----------------------------------------------------------------------------------------------------------------------------------
True Temper                               1,062,999          91046837         11/01/2003      10/31/2013           TAIWAN
----------------------------------------------------------------------------------------------------------------------------------
True Temper                               1,065,566          91046838         11/16/2003      11/15/2013           TAIWAN
----------------------------------------------------------------------------------------------------------------------------------
True Temper                               1,066,294          91046839         11/16/2003      11/15/2013           TAIWAN
----------------------------------------------------------------------------------------------------------------------------------
True Temper                               1,070,496          91046840         12/01/2003      11/30/2013           TAIWAN
----------------------------------------------------------------------------------------------------------------------------------
True Temper                               1,063,724          91046841         11/01/2003      10/31/2013           TAIWAN
----------------------------------------------------------------------------------------------------------------------------------
True Temper Basics                         485978             202079          03/24/1995      06/14/2004           MEXICO
----------------------------------------------------------------------------------------------------------------------------------
TT & Design                                53,646              4.187          11/07/1967      11/07/1997          VENEZUELA
----------------------------------------------------------------------------------------------------------------------------------
TT & Design                               006995330          038517/78        09/25/1979      09/25/1999           BRAZIL
----------------------------------------------------------------------------------------------------------------------------------
True Temper                               2,537,153          02-068606        05/31/1993      05/31/2003            JAPAN
----------------------------------------------------------------------------------------------------------------------------------
True Temper                                622,282          2148 91 MI         6/13/1994       3/22/2001            ITALY
----------------------------------------------------------------------------------------------------------------------------------
TT & Design                                622,281          2147 91 MI         6/13/1994      03/22/2001            ITALY
----------------------------------------------------------------------------------------------------------------------------------
Nature Expert                                N/A             1,164,283            N/A             N/A              CANADA
----------------------------------------------------------------------------------------------------------------------------------
Blizzard                                  TMA430722           723,219         07/22/1994      07/22/2009           CANADA
----------------------------------------------------------------------------------------------------------------------------------
Comfort Design                            TMA422801           721,157         01/28/1994      01/28/2009           CANADA
----------------------------------------------------------------------------------------------------------------------------------
Garant & Design                           TMA329320           562,924         06/26/1987      06/26/2017           CANADA
----------------------------------------------------------------------------------------------------------------------------------
Ideal                                     TMA422029           720,167         01/07/1994      01/07/2009           CANADA
----------------------------------------------------------------------------------------------------------------------------------
Kodiak & Design                           TMA426406           659,291         04/22/1994      04/22/2009           CANADA
----------------------------------------------------------------------------------------------------------------------------------
Lynx                                      TMA374352           575,197         10/19/1990      10/19/2005           CANADA
----------------------------------------------------------------------------------------------------------------------------------
Meteor                                    TMA422028           720,161         01/07/1994      01/07/2009           CANADA
----------------------------------------------------------------------------------------------------------------------------------
Ceramic Lite                              2,769,968         76/350,478        09/30/2003      09/30/2013             US
----------------------------------------------------------------------------------------------------------------------------------
Bulldog & Design                          2,349,291         75/425,819        05/16/2000      05/16/2010             US
----------------------------------------------------------------------------------------------------------------------------------
Superlight                                2,194,946         75/266,334        10/13/1998      10/13/2008             US
----------------------------------------------------------------------------------------------------------------------------------
Classic Plus                              1,200,222         73/318,606         7/6/1982        7/6/2002              US
----------------------------------------------------------------------------------------------------------------------------------
Badger                                     1370913            1370913             NIA         01/21/2006           UNITED
                                                                                                                   KINGDOM
----------------------------------------------------------------------------------------------------------------------------------
Badger                                     1282527          1NP1712594        08/23/1984      08/22/2004           FRANCE
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             RENEWAL
MARK                                      REG. NO.          SERIAL NO.        REG. DATE       DATE            COUNTRY FILED
-----------------------------------------------------------------------------------------------------------------------------------

Badger & Design                            855,152            855,152             N/A       10/11/2008             UNITED
                                                                                                                   KINGDOM
----------------------------------------------------------------------------------------------------------------------------------
Badger & Design                           1,371,416          1,371,416         9/28/1990    01/27/2006             UNITED
                                                                                                                   KINGDOM
----------------------------------------------------------------------------------------------------------------------------------
Badger Design                              130,894            130,894         01/30/1989    01/29/2010             IRELAND
----------------------------------------------------------------------------------------------------------------------------------
Badger Design                             1,370,997          1,370,997         1/10/1992    01/25/2006             UNITED
                                                                                                                   KINGDOM
----------------------------------------------------------------------------------------------------------------------------------
Badger                                     113157             113157          08/13/1984    08/12/2005             IRELAND
----------------------------------------------------------------------------------------------------------------------------------
Badger                                     1076555         T 23706/ 8WZ       05/02/1985    8/31/2004              GERMANY
----------------------------------------------------------------------------------------------------------------------------------
Badger                                     2821/85            4445/84         08/23/1985    08/23/2005             DENMARK
----------------------------------------------------------------------------------------------------------------------------------
Badger                                     121414             842839          07/04/1985    07/04/2005             NORWAY
----------------------------------------------------------------------------------------------------------------------------------
Badger                                     195,240            84-5868         03/15/1985    03/15/2005             SWEDEN
----------------------------------------------------------------------------------------------------------------------------------
Badger                                     335,698             4399           02/04/1984    08/14/2004           SWITZERLAND
----------------------------------------------------------------------------------------------------------------------------------
Darby                                      114673             114673          08/13/1984    08/12/2005             IRELAND
----------------------------------------------------------------------------------------------------------------------------------
Darby                                      403,205             52193          10/22/1984    10/22/2004             BENELUX
----------------------------------------------------------------------------------------------------------------------------------
Darby                                      1076554          T23705 8WZ        05/02/1985    08/14/2004             GERMANY
----------------------------------------------------------------------------------------------------------------------------------
Darby                                     1,282,495         1NPI712595        08/23/1984    08/23/2004             FRANCE
----------------------------------------------------------------------------------------------------------------------------------
Darby                                      335,699              NIA               N/A       08/14/2004          SWITZ-ERLAND
----------------------------------------------------------------------------------------------------------------------------------
True Temper                                503,182          A 27974 9WZ        6/17/1938    11/30/2007             GERMANY
----------------------------------------------------------------------------------------------------------------------------------
True Temper                                71,441             90,074          02/23/1967    02/23/2007             NORWAY
----------------------------------------------------------------------------------------------------------------------------------
True Temper                                120,848            3335/66         09/01/1967    09/01/2007             SWEDEN
----------------------------------------------------------------------------------------------------------------------------------
True Temper                              1967 3163VR       1966 2941 VA       11/03/1967    11/03/2007             DENMARK
----------------------------------------------------------------------------------------------------------------------------------
Blue Diamond Design                       TMA452754           764,189         01/05/1996    01/05/2011             CANADA
----------------------------------------------------------------------------------------------------------------------------------
Cougar & Design                           TMA488176           790,954         01/26/1998    01/26/2013             CANADA
----------------------------------------------------------------------------------------------------------------------------------
Delta & Design                            TMA432352           722,306         08/26/1994    08/26/2009             CANADA
----------------------------------------------------------------------------------------------------------------------------------
Ergo-concept & Design                     TMA428689           727,453         06/10/1994    06/10/2009             CANADA
----------------------------------------------------------------------------------------------------------------------------------
Feather Light & Design                    TMA482893           753,184         09/24/1997    09/24/2012             CANADA
----------------------------------------------------------------------------------------------------------------------------------
Garden Care & Design                      TMA474555           740,606         04/11/1997    04/11/2012             CANADA
----------------------------------------------------------------------------------------------------------------------------------
Grizzly & Design                          TMA467623           783,389         12/13/1996    12/13/2011             CANADA
----------------------------------------------------------------------------------------------------------------------------------
Les Petits Jardiniers                     TMA438995           706,544         02/10/1995    02/10/2010             CANADA
----------------------------------------------------------------------------------------------------------------------------------
Super Leger & Design                      TMA467181           753,186         12/05/1996    12/05/2011             CANADA
----------------------------------------------------------------------------------------------------------------------------------

III.  TRADE NAMES

NAMES
-----

IV.  COPYRIGHTS

                             AMES TRUE TEMPER, INC.
                             ----------------------

--------------------------------------------------------------------------------------------------------------------
TITLE                                                         REGISTRATION NO.    DATE REGISTERED          STATUS
--------------------------------------------------------------------------------------------------------------------

Hartwell Product Catalog                                         TX1727222           8/27/1985           Registered
--------------------------------------------------------------------------------------------------------------------
The IXL Group: Product Catalog                                   TX1651366           8/27/1985           Registered
--------------------------------------------------------------------------------------------------------------------
Product Catalog/LaPierre, the LaPierre-Sawyer Handle Company     TX1646646           8/27/1985           Registered
--------------------------------------------------------------------------------------------------------------------
Hickory Tool Handles, Agricultural Tool Handles: Catalog         TX437881            8/27/1980           Registered
--------------------------------------------------------------------------------------------------------------------
Grapevine Pot                                                    VA463129            7/19/1999           Registered
--------------------------------------------------------------------------------------------------------------------
American Heritage Pot                                            VA950563            5/3/1999            Registered
--------------------------------------------------------------------------------------------------------------------

V.  IP AGREEMENTS

                  GRANTOR                                                       IP AGREEMENTS
                  -------                                                       -------------

Ames True Temper, Inc.                                License Agreement, dated June 1, 2003, between Stanley Logistics, Inc.
                                                      and The Stanley Works and Ames True Temper, Inc.

Ames True Temper, Inc.                                License Agreement, dated October 1, 2003, between Harry S. Billado, Jr.
                                                      and Ames True Temper, Inc.

Ames True Temper, Inc.                                License Agreement, dated March 11, 2003, between Primary Design Build
                                                      Corporation and Ames True Temper, Inc.

Ames True Temper, Inc.                                License and Supply Agreement, dated May 5, 2003, by and between
                                                      Ames True Temper, Inc. and Microban Products Company.

Ames True Temper, Inc.                                Oracle License and Services Agreement, dated February 28, 2003, between
                                                      Oracle Corporation and Ames True Temper, Inc.

Ames True Temper, Inc.                                Software License and Services Agreement with Ceridian Corporation contract # A0046-9718.

Ames True Temper, Inc.                                Software License Agreement, as amended, dated August 29, 2000, between
                                                      Manugistics, Inc. and Ames True Temper, Inc.

Ames True Temper, Inc.                                Composite Agreement, including Software License Agreement, dated
                                                      May 28, 1998, between Catalyst International, Inc. and O. Ames Co.

Ames True Temper, Inc.                                Risk Management Information Systems Service and License Agreement, dated
                                                      February 11, 2004 by and between Zurich American Insurance Company and
                                                      Ames True Temper.

                                                             SCHEDULE VII TO THE
                                                              SECURITY AGREEMENT

                             ACCOUNT COLLATERAL(1)

------------------------------------------------------------------------------------------------
                    NAME AND ADDRESS OF
GRANTOR             PLEDGED ACCOUNT BANK          ACCOUNT NUMBER             ACCOUNT PURPOSE
------------------------------------------------------------------------------------------------

Ames True           Wachovia Bank, National       2000590001449            Main Concentration
Temper, Inc.        Association                                                 Account
                    600 Penn Street
                    Third Floor
                    Reading, Pennsylvania
                    19603
------------------------------------------------------------------------------------------------
Ames True           Wachovia Bank, National       2000011218384            Investment Account
Temper, Inc.        Association
                    600 Penn Street
                    Third Floor
                    Reading, Pennsylvania
                    19603
------------------------------------------------------------------------------------------------
Ames True           Wachovia Bank, National       2079950065593            Accounts Payable
Temper, Inc.        Association
                    600 Penn Street
                    Third Floor
                    Reading, Pennsylvania
                    19603
------------------------------------------------------------------------------------------------
Ames True           Wachovia Bank, National       2079950065603                 Timber
Temper, Inc.        Association
                    600 Penn Street
                    Third Floor
                    Reading, Pennsylvania
                    19603
------------------------------------------------------------------------------------------------
Ames True           Mellon Bank                      103-6283(2)           Deposit Account for
Temper, Inc.        500 Ross Street                                           Lockboxes
                    Room 1380
                    Pittsburgh, PA 15262
------------------------------------------------------------------------------------------------
Ames True           PNC Bank                        5678702981             General Account
Temper              300 Delaware Avenue
Properties, Inc.    Wilmington, Delaware
                    19801
------------------------------------------------------------------------------------------------
Ames True           Wachovia Bank, National       2079950051413             Payroll Account
Temper, Inc.        Association
                    600 Penn Street
                    Third Floor
                    Reading, Pennsylvania
                    19603
------------------------------------------------------------------------------------------------
Ames True           Union Planters                  9101006347              Medical Account
Temper, Inc.        P.O. Box 78086
                    St. Louis, Missouri
                    63178
------------------------------------------------------------------------------------------------

--------------------
(1) List all deposit accounts, including the L/C Collateral Account, the Cash
Concentration Account and the Other Deposit Accounts. Note that the accounts listed in Schedule VIII should be included in this Schedule VII.

(2) Currently account is in the name of Wells Fargo Foothill. Paperwork is in place for Ames True Temper, Inc. to assume this bank account on the Closing
Date.

                                                            SCHEDULE VIII TO THE
                                                              SECURITY AGREEMENT

           ACCOUNT COLLATERAL NOT SUBJECT TO ACCOUNT CONTROL AGREEMENT

================================================================================
                              NAME AND ADDRESS
       GRANTOR                    OF BANK                       ACCOUNT NUMBER
================================================================================
Ames True Temper, Inc.     Wachovia Bank, National               2079950051413
                           Association
                           600 Penn Street
                           Third Floor
                           Reading, Pennsylvania
                           19603
--------------------------------------------------------------------------------
Ames True Temper, Inc.     Union Planters                          9101006347
                           P.O. Box 78086
                           St. Louis, Missouri 63178
================================================================================

                                                              SCHEDULE IX TO THE
                                                              SECURITY AGREEMENT

                             COMMERCIAL TORT CLAIMS

        None

                                                               SCHEDULE X TO THE
                                                              SECURITY AGREEMENT

                                LETTERS OF CREDIT

==============================================================================================================================
                                                                                                                 EXPIRATION
  CUSTOMER                   BENEFICIARY           ISSUING BANK           L/C NUMBER             AMOUNT             DATE
==============================================================================================================================

Target Stores,                Ames True           Fleet National          1H1s07609            $  9,327.36       7/15/2004
Import Operations,           Temper, Inc.              Bank
Division of Target
Corporation
------------------------------------------------------------------------------------------------------------------------------
LG SOURCING,                  Ames True               Bank of
INC                          Temper, Inc.             America              5169187             $ 11,846.70       7/9/2004
------------------------------------------------------------------------------------------------------------------------------
LG SOURCING,                  Ames True               Bank of
INC                          Temper, Inc.             America              5169407             $ 11,846.70       7/23/2004
------------------------------------------------------------------------------------------------------------------------------
LG SOURCING,                  Ames True               Bank of
INC                          Temper, Inc.             America              5168184             $ 66,750.48       6/26/2004
------------------------------------------------------------------------------------------------------------------------------
LG SOURCING,                  Ames True               Bank of
INC                          Temper, Inc.             America              5168994             $ 11,846.70       6/25/2004
------------------------------------------------------------------------------------------------------------------------------
                              Ames True               PNC Bank
EMSCO                        Temper, Inc.                                 I265682NJY           $107,625.73       5/14/2004
------------------------------------------------------------------------------------------------------------------------------
                              Ames True            Wachovia Bank
INTERLINE                    Temper, Inc.                                 IC006205U            $ 22,910.16       8/6/2004
------------------------------------------------------------------------------------------------------------------------------
LIM YEE WAN                   Ames True             Bank of New
                             Temper, Inc.              York                                    $ 16,791.84
------------------------------------------------------------------------------------------------------------------------------